THE FLEX-FUNDS   P.O. Box 7177, Dublin OH 43017 (800)325-FLEX www.flex-funds.com


                                2000 SEMI-ANNUAL REPORT   [PHOTO] Newspaper

                                          June 30, 2000



                                                Semi-Annual Market Review page 1

                                                       The Muirfield Fund page 4

                                          The Total Return Utilities Fund page 5

                                                The Highlands Growth Fund page 6

                                                  The Dynamic Growth Fund page 7

                                               The Aggressive Growth Fund page 8

                                            The U.S. Government Bond Fund page 9

                                                   The Money Market Fund page 10

                                                    Financial Statements page 11



THE FLEX-FUNDS
P.O. Box 7177, Dublin OH 43017
TOLL FREE (800)325-FLEX
E-Mail: info@flexfunds.com
Internet: www.flex-funds.com

PERFORMANCE CAPSULE       Period and Average Annual Total Returns as of 6/30/00

                 The Muirfield      The Total Return    The Highlands    The Dynamic   The Aggressive   The U.S. Govt.    The Money
                      Fund           Utilities Fund      Growth Fund**   Growth Fund    Growth Fund       Bond Fund      Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Year to Date         -11.44%              5.07%          -0.85%             -14.20%          -20.40%        2.52%           2.92%
One Year              -7.76%             11.89%           4.74%               --               --           4.02%           5.57%
Three Years           11.38%             18.71%          18.22%               --               --           6.50%           5.33%
Five Years            13.11%             18.41%          18.25%               --               --           5.24%           5.35%
Ten Years             12.27%               --            13.95%               --               --           6.73%           5.07%
Life of Fund          12.43%1            18.02%2         11.11%3            -14.02%4         -20.40%5       6.85%6          5.98%7
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      7-day Simple Yield*   6.24%
                                                                                                      7-day Compound Yield* 6.42%


1 Inception Date 8/10/88. 2 Inception Date 6/21/95. 3 Inception Date 3/20/85. 4 Inception Date 2/29/00. 5 Inception Date 2/29/00. 6 Inception Date 5/9/85. 7 Inception Date 3/27/85.


To obtain a prospectus containing more complete information about The Flex-funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represents total returns and average annual total returns for the periods ended 6/30/00. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, The U.S. Government Bond, The Dynamic Growth, The Aggressive Growth, and The Total Return Utilities Funds during each of the periods shown above.

An investment in The Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. * Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

** The results achieved by The Highlands Growth Fund since 12/31/96 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for 5 years, 10 years, and over the life of the Fund reflect a combination of the Fund's previous tactical asset allocation discipline and the new Sector discipline.

SEMI-ANNUAL MARKET REVIEW

     Those of us who have taken a more tempered approach to the technology-powered bull equity market over the last two-and-a-half years, warning investors time and again of the perils of sky-high stock valuations and narrow market leadership, were vindicated in the first six months of 2000. It seems that investors finally paid attention to fundamentals such as dividends, p/e ratios, corporate profits and real earnings -- statistics that as of late seemed only to matter to Finance 101 students.

     So far this year, we have witnessed tremendous rotation in the equity market. Investors began the year with a tech-stock buying binge, accumulating technology issues and selling off "old economy" stocks. Then, upon dumping these very same technology and dot-com stocks, they doted on the classic equities of the "old economy". The Nasdaq Composite Index* - seen by many investors as the pulse of the "new economy" - surged in the 1st Quarter, returning 12% for the quarter while the S&P 500* eked out a 2% gain and the Dow Jones Industrial Average* declined more than 4%. However, the tide turned in March as the Nasdaq fell nearly 10% on three separate trading days. This occurred even while many technical indicators of broad market performance, such as advance/decline statistics, showed signs of improvement.

     The declines increased dramatically in April and May. Upon reaching its lowest point for the year on May 23, the Nasdaq Composite Index declined 37% from its March 10 high. The S&P 500 declined 10% from its high on March 23 to its low point on April 14. However, during the short 4-day trading week following Memorial Day, the Nasdaq jumped 19% -- its highest weekly increase on record. The S&P 500 rose 7% during this week as well. The market was relatively quiet for the remainder of June, with the major indices closing out a wild six-month period in a narrow trading range.

     The volatile and weak market naturally affected the performance of our funds. The Muirfield Fund was overweighted in technology and telecommunications while these sectors underpreformed in April and May. On top of this, our investment discipline did not perform in a manner that we expect as the market indices declined. The Fund


* The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. These indices incur no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

declined -14.16% in the 2nd Quarter, and was down -11.44% for the year to date. More detailed commentary about The Muirfield Fund can be found on page 4.

     Our two newest Flex-funds - The Dynamic Growth Fund and The Aggressive Growth Fund - were also affected by the declines in the technology and telecommunications sectors. Both funds overweighted these high-growth sectors when they were launched February 29. However we rotated out of the sectors in June, after the Nasdaq Composite had retraced 50% of its decline. As of June 30th, The Dynamic Growth Fund declined -14.20% and The Aggressive Growth Fund declined -20.40% from their inception date. More detailed commentary on both funds can be found on pages 7 and 8.

     The Highlands Growth Fund held about 30% of the Fund's portfolio in the technology sector matching the sector's weighting in the S&P 500 Index. However, the Fund's "sector neutral, style neutral" investment strategy kept the Fund on par with its benchmark during the first half of 2000, declining -0.85% compared to the -0.43% decline of the S&P 500 Index* over the same period. More detailed commentary about The Highlands Growth Fund can be found on page 6.

     During the 1st Quarter, the advance in telecommunications stocks aided the performance of The Total Return Utilities Fund. Then, as investors moved to relatively safe stocks during the tech slide, the overall utilities sector enjoyed strong performance. The Total Return Utilities Fund had a 5.07% total return for the year to date. More detailed information on The Total Return Utilities Fund can be found on page 5.

     In the fixed income market, bonds staged a rally that brought yields on 10-year Treasury notes down to 6.04% on June 30 from 6.45% on December 31, 1999. Most of this rally occurred despite the fact that the Federal Reserve Board increased the short-term Federal Funds target rate three times during this period. The Fed's actions were prompted by inflationary pressures which were fueled by tightening labor markets and rising energy prices.

     While the bond rally seemed orderly on the surface, the fixed income market was in fact quite volatile during the first six months of 2000. Beginning in January and lasting through April, securities maturing seven years or longer rallied. Quality spreads widened as corporate bonds were excluded from the upturn and the Treasury yield curve inverted. As investors priced their expectations of the Federal Open Market Committee's meetings in May and June, yields on 10-year notes rose from 5.80% to 6.57%. In the end, however, the Treasury market rallied again to close June 30 at a yield of 6.04%.

     The U.S. Government Bond Fund became fully-invested in 10-year U.S. Treasury notes in February in response to the strength in the fixed income market. The Fund assumed a defensive position in April, as the bond market weakened in advance of the Federal Reserve's May 16th meeting. The Fund rejoined the market in June when yields settled down.

     The Money Market Fund shortened its average maturity in anticipation of rate hikes by the Fed. By June 30, the Fund's average maturity was extended to 68 days, as market indications hinted at an end to the Federal Reserve's rate-tightening bias.

     We believe the markets are at a critical defining point as we look ahead to the second half of 2000. On the bright side, the Federal Reserve may achieve the desired "soft landing" for the U.S. economy and the bulls can resume their charge in the equity markets. On the dark side, inflationary pressures may continue to swell, compelling the Federal Reserve to raise rates again. Even worse, the economy may have already turned to the downside.

     Over the last six months, volatility in the financial markets has created more uncertainty and less clarity for investors. It is essential, therefore, that investors utilize the experience and expertise of seasoned professional investment managers to help them achieve their long-term financial goals.

The Flex-funds 2000 Semi-Annual Report

THE MUIRFIELD FUND

     The first half of the Year 2000 was a tale of two quarters for The Muirfield Fund. The Fund returned 3.16% in the 1st Quarter, outperforming the 2.56% of the average asset allocation fund, according to Morningstar. However, in the 2nd Quarter the Fund declined -14.16% compared to the average Asset Allocation fund which declined -1.22%, according to Morningstar. Year-to-date, the Fund declined -11.44%.

     Looking at the 1st Quarter, our Strategic Fund Selection discipline identified the opportunity for continued overwhelming strength in the telecommunications and technology sectors. The risk/reward relationships in the equity market improved as more stocks participated in the advance of the market. Moreover, our interest rate models turned positive after being negative for a whole year. These factors turned our investment discipline positive, and we increased our equity exposure from 50% to 75% on March 17.

     The 2nd Quarter was a different story. Not only did the equity market suffer its worst decline in a number of years, but the Fund remained overweighted in technology and telecommunications while these sectors underpreformed during April and May. Also in the 2nd Quarter our investment discipline did not perform in the manner that we expected. In mid-April, the market indices declined below our stop-loss levels (considered the last line of defense in our discipline) and we adopted a fully defensive position. By May, the market stabilized and we increased equity exposure to 50%, investing predominantly in funds that track the performance of the S&P 500 index.

     From a historical standpoint The Fund's 2nd Quarter returns were uncharacteristic and it is important for investors to keep a long-term perspective with their equity investments. The Fund's weaker performance during this period can be isolated to just two months: April and May. Our disciplines have provided competitive results over the long-term, and we believe that they will do so in the future.

     For the second half of the year, we are looking for a clearer investment picture to develop in the equity market before making a commitment to increase our exposure. We remain confident that our discipline will resume its long-standing track record of delivering investment results for investors.

[PHOTOS] Robert S. Meeder, Jr. and Philip A. Voelker, Portfolio Managers

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                    THE MUIRFIELD      AVG. ASSET
                                        FUND         ALLOCATION FUND(1)
  Year to Date.......................  -11.44%             1.32%
  One Year...........................   -7.76%             6.31%
  Five Years.........................   11.38%            12.82%
  Ten Years..........................   13.11%            11.15%
  Since Inception(2).................   12.43%             n/a

  1 According to Morningstar Principia
  2 Inception Date 8/10/88

PORTFOLIO HOLDINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

1) Cash Equivalents                59%
2) Federated S&P Maxcap Fund       30%
3) S&P 500 Futures                 11%

The Flex-funds 2000 Semi-Annual Report

THE TOTAL RETURN UTILITIES FUND

     The Total Return Utilities Fund outperformed the average utility fund for the first half of the year, with a total return of 5.07%. In comparison, the average utility fund returned 1.84%, according to Morningstar.

     The Fund returned 11.89% for 12 months ended June 30. In comparison, the average utility fund returned 8.98% for the same period, according to Morningstar. For the five years ended June 30, the Fund's average annual total return was 18.41%, compared with the 16.23% average annual total return of the average utility fund, according to Morningstar.

     The utilities market was generally weak in the first three months of the year, and fund selection was the key to performance. Our gas distribution holdings, which represented 17% of the portfolio as of June 30th, helped substantially. Light merger and acquisition activity during the first quarter constrained Fund performance. We held on to many of these as future acquisitions candidates, and we anticipate renewed activity as the year progresses.

     The Fund's returns were positive during most of the first part of this year, led by more traditional growth-oriented utilities, takeover targets, and stocks with a connection to the energy markets. However, declines in the telecommunications sector in the 2nd Quarter hampered the Fund's performance. As market declines spread through the broad equity market, investors sought refuge in the usual "defensive" stocks - many of which are in the utilities market. Then, in the final few days of June, many utility market declined as institutional money managers rotated out of the sector to "dress-up" their portfolios for quarter-end reporting. Many of our favorite stocks are now attractively priced, giving us the opportunity to increase our positions at reasonable valuation levels.

     Our positive view of the investment environment for utilities remains unchanged, although we are watching some areas of the market closely. The electric and natural gas sectors have our interest since current capacity is being strained by increased demand. We are also anticipating the possibile revaluation of several "traditional" stocks in our portfolio, if investors return from ethereal valuation levels to the real truths on investing. All in all, the current utilities market is more interesting than it has been in many years, and investors must be watchful for opportunities for growth.

[PHOTO] Lowell G. Miller, Portfolio Manager

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                 THE TOTAL RETURN         AVERAGE
                                  UTILITIES FUND       UTILITY FUND(1)

  Year to Date.......................  5.07%               1.84%
  One Year........................... 11.89%               8.98%
  Two Years.......................... 18.71%              16.85%
  Three Years........................ 18.41%              16.23%
  Life of Fund(2).................... 18.02%               n/a

  1 According to Morningstar Principia
  2 Inception Date 6/21/95


SECTOR WEIGHTINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

1) Telecomm. Services         28%
2) Oil/Gas Domestic           21%
2) Natural Gas (Distributor)  16%
4) Electric Utility           13%
5) Electric/Gas Utility       11%
6) Water Utility               7%
7) Computer Software           1%
8) Cash Equivalents            3%

The Flex-funds 2000 Semi-Annual Report

THE HIGHLANDS GROWTH FUND

     For the six months ended June 30, 2000, The Highlands Growth Fund performed in line with its benchmark, the S&P 500 Index. The Fund declined -0.85% during this period, compared with the -0.43% decline for the S&P 500.

     Sector rotation was fast and furious during the first half of 2000. The market gave investors several reasons to sell in the 1st Quarter: two short-term rate increases by the Federal Reserve Board; an inverted yield curve; and strange behavior in the technology and "new economy" sectors. The Fund's "sector neutral, style neutral" investment strategy seeks to avoid overweighting or underweighting any sector or style. So, even when investors move out of one sector in favor of another, it should have only a slight impact on returns. Fund performance is therefore not overly dependent on any sector or style.

     In addition to rotation, the stock market also experienced sharp volatility in the first half of 2000. The major market indices rose or fell by 1% or more on 55 trading days in the first six months. We have commented on the volatility of the market for many quarters now, and it seems this condition is unlikely to change anytime soon.

     One key to the future growth of equities is interest rates. The Fed has now raised short-term rates six times in the last 12 months. If we are nearing the end of this cycle of rate increases, it appears likely that financial services and other rate-sensitive sectors will get a boost from renewed investor interest. It is far from certain, however, if the Fed is finished hiking interest rates this year.

     Currently, consensus is that the Federal Reserve will be able to achieve a "soft landing" for the U.S. economy, although every economic report that comes out seems only to add uncertainty to the outcome. It is certain that the equity market will require a lessening in the interest rates in order to resume growth.

[PHOTO] William L. Gurner, Portfolio Manager

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                   THE HIGHLANDS        S&P 500
                                    GROWTH FUND         INDEX(1)

  Year to Date....................... -0.85%            -0.43%
  One Year...........................  4.74%             7.25%
  Five Years......................... 18.25%            23.79%
  Ten Years.......................... 13.95%            17.79%
  Since Inception(2)................. 11.11%              NA

  1 According to Morningstar Principia
  2 Inception Date 3/20/85

SECTOR WEIGHTINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

Sector                   Manager        % of Portfolio
------                   -------        --------------
1) Technology            RCM                28%
2) Finance               Delta Capital      13%
3) Health                Alliance           11%
4) Utility               Miller Howard       9%
5) Cons. Non-Durables    Barrow Hanley       8%
6) Energy                Mitchell Group      6%
7) Capital Goods         Hallmark            5%
8) Cons. Durables        Barrow Hanley       5%
9) Materials & Services  Ashland             4%
10) Transportation       Miller Howard       1%
11) S&P 500 Futures                          8%
12) Cash Equivalents                         2%

The Flex-funds 2000 Semi-Annual Report

THE DYNAMIC GROWTH FUND

   Since the launch of The Dynamic Growth Fund on February 29, the Fund has declined -14.20%. The Dynamic Growth Fund began operations with an overweighted position in funds that favor technology and telecommunications stocks. Many investors have enjoyed success over the last several years investing primarily in these market-leading sectors. However, following the peak of the Nasdaq Composite Index in March, technology stocks dropped rapidly through April and May.

   Although we had somewhat reduced our technology exposure in the Fund in early April, we maintained an overweighted position in technology and telecommunications until June 2. Following the Nasdaq's 19% record weekly advance, we reduced our exposure to technology to below-market weight. At this time, the technology sector had retraced 50% of the decline from its March high.

   Throughout June, The Dynamic Growth Fund had favored more defensive position consisting of the S&P 500 index funds, value funds, energy and financial sector funds. As we enter the second half of 2000, we remain bullish on the energy sector as imbalances in supply and demand have enhanced profitability among industry competitors. We will continue to watch this and other sectors to ensure that they are appropriate for our growth portfolios, and we constantly seek to invest in those sectors that we believe are poised to lead the market.

   Our Strategic Fund Selection discipline makes us acutely aware of changing trends in the market as fundamental shifts occur among sectors. We always pay close attention to information conveyed from the market to help us understand the trends that develop into opportunities for future investment potential.

THE FUNDS SELECTED BY THE PORTFOLIO MANAGER WILL OFTEN INVEST IN COMPANIES IN DEVELOPING SECTORS OF THE EQUITY MARKET. THESE COMPANIES ARE MORE LIKELY TO EXPERIENCE RAPID GROWTH AS WELL AS SIGNIFICANT LOSSES THAN LARGER OR MORE ESTABLISHED COMPANIES OR INDUSTRIES. THE FUNDS SELECTED FOR INVESTMENT MAY ALSO FOCUS ON THE TECHNOLOGY SECTOR, WHICH HISTORICALLY HAS INVOLVED GREATER RISK THAN THE BROAD EQUITY MARKET IN EXCHANGE FOR THE OPPORTUNITY FOR GREATER RETURNS.

[PHOTOS] Philip A. Voelker, Portfolio Manager
         Robert M. Wagner, Portfolio Analyst

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                     THE DYNAMIC         AVERAGE
                                     GROWTH FUND       GROWTH FUND(1)

  Since Inception(2).................  -14.20%            6.84%

  1 According to Morningstar Principia
  2 Inception Date 2/29/00


PORTFOLIO HOLDINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

1) Federated S&P Maxcap         21%
2) Federated Mid-Cap            19%
3) INVESCO Strategic Energy     15%
4) INVESCO Strat. Fin. Svcs.    14%
5) S&P 500 Futures              31%

The Flex-funds 2000 Semi-Annual Report

THE AGGRESSIVE GROWTH FUND

     Since the launch of The Aggressive Growth Fund on February 29, the Fund has declined -20.40% as of June 30, 2000. Like many aggressive portfolios at the time, the Aggressive Growth Funds maintained an overweighted position in technology and telecommunications. Many investors have enjoyed success over the last several years investing primarily in these market-leading sectors. However, from the peak of the Nasdaq market in March, technology stocks dropped rapidly in April.

     Although we had somewhat reduced our technology exposure, we maintained an overweight position in technology and telecommunications until June 2. At this time, the technology sector had retraced 50% of the decline from its March high. We reduced our overweighting in technology following the Nasdaq's 19% record weekly advance.

     We replaced our positions in technology and telecomunications with value and broad-based index funds, plus allocations in the energy and financial sectors. Our Strategic Fund Selection discipline makes us acutely aware of changing trends in the market as fundamental shifts occur among sectors. We always pay close attention to information conveyed from the market to help us understand the trends that develop into opportunities for future investment potential.


THE FUNDS SELECTED BY THE PORTFOLIO MANAGER WILL OFTEN INVEST IN COMPANIES IN DEVELOPING SECTORS OF THE EQUITY MARKET. THESE COMPANIES ARE MORE LIKELY TO EXPERIENCE RAPID GROWTH AS WELL AS SIGNIFICANT LOSSES THAN LARGER OR MORE ESTABLISHED COMPANIES OR INDUSTRIES. THE FUNDS SELECTED FOR INVESTMENT MAY ALSO FOCUS ON THE TECHNOLOGY SECTOR, WHICH HISTORICALLY HAS INVOLVED GREATER RISK THAN THE BROAD EQUITY MARKET IN EXCHANGE FOR THE OPPORTUNITY FOR GREATER RETURNS.


[PHOTOS] Philip A. Voelker, Portfolio Manager
         Robert M. Wagner, Portfolio Analyst

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                    THE AGGRESSIVE    AVG. AGGRESSIVE
                                     GROWTH FUND       GROWTH FUND(1)

  Since Inception(2).................  -20.40%            6.84%

  1 According to Morningstar Principia
  2 Inception Date 2/29/00


PORTFOLIO HOLDINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

1) Federated Maxcap 500         32%
2) AIM Mid-Cap Equity           19%
3) INVESCO Strategic Energy     15%
4) Rydex Banking                12%
5) S&P 500 Futures              22%

The Flex-funds 2000 Semi-Annual Report

THE U.S. GOVERNMENT BOND FUND

     The U.S. Government Bond Fund started strongly in 2000. The Fund returned 2.52% for the six months ended June 30th, 2000, despite being in a fully defensive position for a part of the period.

     Over longer periods, the Fund has outperformed its peer group. For one-year total return as of June 30, the Fund returned 4.02%, while the average general government bond fund returned 3.75%, according to Morningstar. The Fund had a five year average annual total return as of June 30, of 5.24%, while the average general government bond fund returned 5.05%, according to Morningstar. For ten-year average annual total return as of June 30, the Fund returned 6.73%, while the average general government bond fund returned 6.56%, according to Morningstar.

     The bond market, generally scorned by investors during most of 1999, found support in February and staged a rally. The Fund increased exposure to adopt a partially invested position in mid-February as yields for 10-year Treasuries continued to decline. This event defied expectations as the Federal Reserve raised short-term interest rates twice in the first quarter and the national media gravely reported the imminent arrival of the inflation monster.

     In mid-April yields on 10-year Treasuries reached a low of 5.77%. Then yields increased to 6.54% in May. The increase turned the trend component of our discipline negative, mandating that we adopt a fully defensive position.

     On May 16, the Fed raised short-term rates by 0.50%, but the markets had already factored in the possibility of the hike by shifting the entire yield curve higher. At this time, our fund went to a fully invested position. Thereafter, yields fell as expectations shifted to a less aggressive stance by the Fed.

     The next Fed meetings are scheduled for August and October. With the presidential election to look forward to this fall, the interest rate market for the next six months will be very interesting to watch.

[PHOTO] Joseph A. Zarr, Portfolio Manager

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                  THE U.S. GOVERNMENT    AVG. GENERAL
                                      BOND FUND        GOVT. BOND FUND(1)

  Year to Date.......................   2.52%             3.42%
  One Year............................  4.02%             3.75%
  Five Years..........................  5.24%             5.05%
  Ten Years...........................  6.73%             6.56%
  Since Inception(2)..................  6.85%              n/a

  1 According to Morningstar Principia
  2 Inception Date 5/9/85


PORTFOLIO HOLDINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

1) 10-Yr. U.S. Treasury Notes   96%
2) Cash Equivalents              4%

The Flex-funds 2000 Semi-Annual Report

THE MONEY MARKET FUND

     As of June 30, The Flex-funds Money Market Fund ranked in the top 10% of all general purpose money market funds for period and average annual total return for all periods monitored by Lipper, Inc. The Fund ranked in the top 6% (#21 of 364) for 12-month total return, top 7% (#16 of 244) for 5-year average annual total return, and top 5% (#6 of 137) for 10-year average annual total return.*

     The big news in the first half of 2000 was the 1.00% cumulative increase in the Fed Funds rate by the Federal Reserve Board, spread out over 3 rate hikes. Rapid economic growth led Alan Greenspan to a bias towards tightening short-term interest rates. In anticipation, the Fund shortened its average maturity from 60 to 45 days and increased its exposure to floating rate instruments. Quality was also a central issue during the quarter, as investors fled to the highest quality issues on occasional fears of a sharp stock market decline.

     The Fund's yields increased as a result of the Federal Reserve Board's action to increase short-term interest rates and increased demand for funds from businesses and consumers. On May 31, one-year LIBOR interest rates peaked at 7.50% then settled down to 7.11% by June 30. Since one-year LIBOR is very sensitive to demands for borrowing, its decline prompted us to extend the average maturity during June to as high as 72 days. At June 30th, the Fund's average maturity was 68 days.

     The Federal Reserve left short-term rates unchanged at their last meeting in late June. The decision was undoubtedly based upon recent indications of a slowing economy. The next meetings are scheduled for August and October while the presidential campaigns are in full swing. If the Federal Reserve takes any action in the next six months, it will most likely occur in August so the Fed. No matter what the Fed does at its next meetings, it is apparent that we are closer to the end than to the beginning of this cycle of rising interest rates.

* The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Fund for each period shown above. Without such waivers, the Fund's rankings may have been lower.


[PHOTO] Philip A. Voelker, Portfolio Manager

YEAR TO DATE PERFORMANCE
------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/00
                                       THE MONEY     AVERAGE MONEY
                                       MARKET FUND   MARKET FUND(1)

  Year to Date........................   2.92%          1.27%
  One Year............................   5.57%          4.72%
  Five Years..........................   5.35%          4.93%
  Ten Years...........................   5.07%          4.73%
  Since Inception(2)..................   5.98%           n/a

  1 According to Lipper Inc.
  2 Inception Date 3/27/85

  CURRENT & EFFECTIVE YIELDS
  as of 6/30/00
  7-day Simple Yield..................  6.24%
  7-day Compound Yield................  6.42%

PORTFOLIO HOLDINGS as of June 30, 2000

[GRAPH] The following information was presented as a pie chart:

  1) Commercial Paper         64%
  2) Variable Rate Notes      17%
  3) Repurchase Agreements    15%
  4) Certificates of Deposit   4%

                The Flex-funds Semi-Annual Report * June 30, 2000

                PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS

                             Mutual Fund Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                                SHARES OR            VALUE
                                                           FACE AMOUNT

   REGISTERED INVESTMENT COMPANIES - 29.5%
      Federated S&P 500 Maxcap Fund                          1,467,737       $43,474,373
      Mutual Shares Fund                                           418             7,960

      TOTAL REGISTERED INVESTMENT COMPANIES
      (Cost$42,201,077 )                                                      43,482,333

   MONEY MARKET REGISTERED INVESTMENT COMPANIES - 64.8%
       Charles Schwab Money Market Fund                         950,767           950,767
      Fidelity Cash Reserve Money Market Fund               94,873,362        94,873,362

      TOTAL MONEY MARKET REGISTERED INVESTMENT COMPANIES
      (Cost$95,824,129 )                                                      95,824,129

   U.S. GOVERNMENT OBLIGATIONS - 1.7%
       U.S. Treasury Bills
   *  5.64%, due 01/04/01                                       30,100            29,168
   ** 5.79%  due 08/31/00                                    2,464,516         2,477,244

      TOTAL U.S. GOVERNMENT OBLIGATIONS
      (Cost $2,506,472 )                                                       2,506,412

    REPURCHASE AGREEMENT - 4.0%
          Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $6,132,233 various commercial
             papers, 5.47 - 6.60%, 07/03/00 - 09/25/00,
             market value - $6,093,484)                      5,974,000         5,974,000

       TOTAL REPURCHASE AGREEMENT
       (Cost $5,974,000 )                                                      5,974,000

   TOTAL INVESTMENTS - 100.0%
   (Cost $146,505,678)                                                      $147,786,874

                                                            CONTRACTS          VALUE
    FUTURES CONTRACTS
       Long, S&P 500 Futures, face amount $16,632,875
         expiring September 2000                                    45       $16,516,125

      TOTAL FUTURES CONTRACTS                                                $16,516,125


TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund                        1,574           $35,709
         Flex-funds Muirfield Fund                               2,765            15,538
         Flex-funds Total Return Utilities Fund                    609            13,446
         Meeder Advisor International Equity Fund                1,204            20,407

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $80,979 )                                                         $85,100

*    Pledged as collateral on Letter of Credit.
**   Pledged as collateral on Futures.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                            Utilities Stock Portfolio
                  Portfolio of Investments as of June 30, 2000
                                   (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                           SHARES OR FACE AMOUNT        VALUE

   COMMON STOCKS - 96.1%

      COMPUTER SOFTWARE & SERVICES - 1.3%
          Covad Communications #                                      15,725         $253,566

      ELECTRIC/GAS UTILITY - 10.9%
          AGL Resources, Inc.                                         18,955          304,465
          MDU Resources Group, Inc.                                   14,220          309,285
          NiSource, Inc.                                              26,485          493,283
          UtiliCorp United, Inc.                                      52,978        1,052,928
                                                                                    2,159,961

      ELECTRIC UTILITY - 12.6%
          Cinergy Corp.                                                  710           18,016
          Keyspan Corp.                                               41,585        1,278,738
          Scottish Power PLC - ADR                                     7,468          249,711
          TECO Energy, Inc.                                           47,215          953,153
                                                                                    2,499,618

      NATURAL GAS (DISTRIBUTOR) - 15.6%
          Columbia Energy Group                                        8,905          587,730
          Eastern Enterprises                                          7,975          494,948
          MCN Energy Group, Inc.                                      31,305          686,754
          Nicor, Inc.                                                  4,975          162,620
          Williams Cos., Inc.                                         28,200        1,159,725
                                                                                    3,091,777

      OIL/GAS (DOMESTIC) - 20.8%
          El Paso Natural Gas Co.                                     15,310          779,853
          Enron Corp.                                                  7,710          511,751
          Kinder Morgan Energy Partners, L.P. #                       19,174          764,563
          Kinder Morgan, Inc.                                         25,680          881,145
          Peoples Energy Corp.                                        10,585          345,997
          Questar Corp.                                               44,695          863,173
                                                                                    4,146,482

      TELECOMMUNICATION SERVICES - 27.8%
          Alltel Corp.                                                17,420        1,080,040
          Bellsouth Corp.                                              9,935          422,238
          CenturyTel, Inc.                                            17,035          494,015
          Global Crossings Ltd. #                                     20,929          552,002
          GTE Corp.                                                    9,585          591,275
          MCI Worldcom Inc. #                                         10,228          469,826
          SBC Communications, Inc.                                    18,735          857,126
          Telephone & DataSystems                                      5,485          559,470
          U.S. West Communications Group                               5,950          511,700
                                                                                    5,537,692

      WATER UTILITY - 7.1%
          American Water Works Co., Inc.                              33,600          842,100
          Azurix Corp. #                                              73,000          565,750
                                                                                    1,407,850

      TOTAL COMMON STOCKS
      (Cost $17,582,424 )                                                          19,096,946




   U.S. GOVERNMENT OBLIGATION - 0.0%
   *  U.S. Treasury Bill 5.64%, due 01/04/01                           1,000              969

      TOTAL U.S. GOVERNMENT OBLIGATION
                                                   (Cost                $971 )            969

   REPURCHASE AGREEMENT - 3.9%
          Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $786,289 various commercial
             papers, 5.47 - 6.60%, 07/03/00 - 09/25/00,
             market value - $781,321)                                766,000          766,000

      TOTAL REPURCHASE AGREEMENT
      (Cost  $766,000 )                                                               766,000


   TOTAL INVESTMENTS - 100.0%
   (Cost   $18,349,395 )                                                          $19,863,915


   TRUSTEE DEFERRED COMPENSATION**
          Flex-funds Highlands Growth Fund                               279           $6,328
          Flex-funds Muirfield Fund                                      470            2,640
          Flex-funds Total Return Utilities Fund                          98            2,157
          Meeder Advisor International Equity Fund                       224            3,795

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $14,161 )                                                                $14,920


     ADR: American Depositary Receipts

     L.P.: Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                             Growth Stock Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

INDUSTRIES/CLASSIFICATIONS                              SHARES OR        VALUE
                                                      FACE AMOUNT

       COMMON STOCKS - 90.1%

          ADVERTISING - 0.1%
          Young & Rubicam, Inc.                               650       $37,091

          AEROSPACE/DEFENSE - 0.7%
          Boeing Co.                                        5,700       239,043
          General Dynamics Corp.                              600        31,312
          Lockheed Martin Corp.                             2,050        50,994
          Northrup Grumman Corp.                              200        13,225
          Raytheon Co. - Class B                            1,000        19,938
          United Technologies Corp.                         2,000       114,625
                                                                        469,137

          AIR TRANSPORTATION - 0.3%
          AMR Corp. #                                         725        19,303
          Delta Air Lines, Inc.                               685        35,748
          Frontier Airlines #                               1,990        28,358
          Southwest Airlines                                3,962        76,021
          USAir Group #                                       350        13,956
                                                                        173,386

          ALUMINUM - 0.2%
          Aluminum Company of America                       5,280       153,120

          AUTO & TRUCK - 0.8%
          Delphi Auto Systems                               1,210        17,772
          Ford Motor Co.                                    4,900       210,394
          General Motors Corp.                              2,600       150,800
          Genuine Parts Co.                                 5,400       110,700
          Paccar, Inc.                                        888        35,256
          TRW, Inc.                                           620        26,893
          Visteon Corp. #                                     641         7,937
                                                                        559,752

          BANKING - 1.0%
          Washington Mutual Savings Bank                    2,303        67,651
          Wells Fargo Co.                                  15,900       628,050
                                                                        695,701

          BEVERAGE -- ALCOHOLIC - 0.6%
          Adolf Coors Company Class B                       2,800       170,450
          Anheuser-Busch Cos., Inc.                         2,900       217,500
                                                                        387,950

          BEVERAGE -- SOFT DRINK - 1.1%
          Coca-Cola Co.                                     7,500       430,313
          Pepsico, Inc.                                     6,500       286,406
                                                                        716,719

          BUILDING MATERIALS - 0.1%
          Masco Corp.                                       1,530        27,731
          Vulcan Materials Co.                                590        25,186
                                                                         52,917

          CAPITAL GOODS - 0.1%
          Ingersoll-Rand                                      870        34,963

          CHEMICAL -- DIVERSIFIED - 0.6%
          Air Products & Chemicals, Inc.                    1,180        36,432
          Dow Chemical Co.                                  3,630       109,808
          E.I. du Pont de Nemours & Co.                     3,980       173,876
          Praxair, Inc.                                       840        31,710
          Rohm & Haas Co.                                   1,185        41,475
                                                                        393,301

          CHEMICAL -- SPECIALTY - 0.0%
          Eastman Chemical Co.                                500        23,937

          COMMERCIAL SERVICES - 0.1%
          Cendant Corp. #                                   6,500        91,000

          COMPUTERS & PERIPHERALS - 5.5%
          Apple Computer #                                  1,400        73,325
          Compaq Computer Corp.                             5,280       133,980
          Convergys Corp. #                                   760        38,950
          Dell Computer Corp. #                            13,700       676,437
          EMC Corp./Mass #                                 10,400       785,850
          Gateway 2000, Inc. #                              1,500        87,000
          IBM Corp.                                         6,740       735,503
          Micron Technology, Inc. #                         3,030       274,215
          QRS Corporation Delaware #                          320         7,680
          Seagate Technology, Inc. #                        1,020        57,056
          Sun Microsystems #                                8,670       788,428
                                                                      3,658,424

          COMPUTER SOFTWARE & SERVICES - 6.0%
          America Online, Inc. #                            5,300       278,581
          BMC Software, Inc. #                              1,100        40,064
          Ceridian Co. #                                      840        20,160
          Check Point Software Technologies LTD #             600       127,463
          Computer Associates International, Inc.           2,390       121,890
          Computer Sciences Corp. #                           950        71,131
          Compuware Corp. #                                   820         8,508
          Covad Communications Corp. #                      4,545        73,288
          Electronic Data System Corp.                      1,760        73,590
          Microsoft Corp. #                                19,580     1,565,176
          Oracle Corp. #                                   14,960     1,257,341
          Sapient Corporation #                               250        26,734
          Seibel Systems, Inc. #                            1,450       237,188
          Unisys Corp. #                                    1,270        18,574
          Veritas Software Co. #                            1,730       195,490
                                                                      4,115,178

          CONSUMER NON-DURABLE - 1.6%
          Colgate Palmolive                                 1,600        94,700
          Fortune Brands, Inc.                              7,800       181,350
          Gillette Co.                                      3,400       115,812
          Haggar Corp.                                     11,500       135,125
          Procter & Gamble Co.                              7,000       388,938
          Sealed Air Corp. #                                  460        24,207
          Tupperware Corp.                                  4,200        92,925
                                                                      1,033,057

          COSMETICS - 0.2%
          Kimberly Clark                                    2,700       154,744

          DATA PROCESSING - 0.6%
          Automatic Data Processing, Inc.                   3,430       183,719
          First Data Corp.                                  2,170       108,636
          Fiserv, Inc. #                                      910        39,358
          I2 Technologies, Inc. #                             700        73,106
                                                                        404,819

          DIVERSIFIED - 1.2%
          Honeywell International, Inc.                     3,402       114,392
          Minnesota Mining & Manufacturing Co.              1,100        92,950
          Norfolk Southern Corp.                            1,830        27,336
          PPG Industries, Inc.                                830        36,779
          Tyco International                                9,240       437,168
                                                                        708,625

          DRUG - 7.1%
          Abbott Labs                                       6,620       290,039
          Bristol Myers Squibb                              7,760       443,290
          Eli Lilly & Co.                                   4,570       452,430
          Merck & Co., Inc.                                11,640       883,912
          Pfizer, Inc.                                     36,297     1,715,033
          Pharmacia Corp.                                   7,180       368,424
          Schering Plough Corp.                            10,130       510,299
                                                                      4,663,427

          DRUGSTORE - 0.2%
          Walgreen Co.                                      3,600       114,750

          ELECTRICAL EQUIPMENT - 4.2%
          General Electric Corp.                           53,322     2,712,757

          ELECTRONIC COMPONENT SEMICONDUCTORS - 6.0%
          Advanced Micro Devices, Inc. #                    2,130       164,809
          Analog Devices #                                  1,550       118,672
          Applied Materials, Inc. #                         3,950       358,215
          Intel                                            13,800     1,844,887
          KLA -Tencor Corp. #                                 600        35,166
          Linear Tech Corp.                                   850        54,294
          LSI Logic Corp. #                                   900        49,387
          Maxim Integrated Products, Inc. #                 1,950       133,057
          Motorola, Inc.                                    9,779       286,574
          Solectron Corp. #                                 2,500       104,844
          STMicroelectronics NV                             3,120       199,485
          Texas Instruments, Inc.                           5,000       343,125
          Xilinx Inc. #                                     2,910       240,257
                                                                      3,932,772

          ELECTRONIC COMPONENTS - 0.2%
          Emerson Electric                                  2,624       158,752

          ELECTRIC UTILITY - 0.7%
          AES Corp. #                                       4,920       219,555
          American Power #                                    960        39,240
          Duke Power Co.                                    2,370       135,386
          Teco Energy, Inc.                                 2,930        59,149
                                                                        453,330

          ELECTRONICS - 0.2%
          Altera Corporation #                              1,200       122,325
          Rockwell International Corp.                        840        26,512
                                                                        148,837

          FINANCE - 6.1%
          Bank One Corp.                                    4,326       116,261
          BankAmerica Corp.                                10,214       451,970
          Chase Manhattan Corp.                             5,850       273,853
          First Union Corp.                                 4,968       125,752
          FleetBoston Financial Corp.                       4,808       167,678
          Federal National Mortgage Association             6,600       346,500
          Federal Home Loan Mortgage Corp.                  9,300       376,069
          Lehman Brothers Holdings, Inc.                    1,500       141,938
          Mellon Bank Corp.                                 4,800       175,800
          Merrill Lynch & Co.                                 800        92,200
          Metris Cos., Inc.                                15,000       382,500
          Morgan Stanley Dean Witter & Co.                  5,200       439,400
          PNC Bank Corp.                                    3,100       146,863
          Providian Financial Corp.                         7,150       643,500
          Ryder Systems, Inc.                                 310         5,948
          SLM Holding Corp.                                 4,000       148,500
                                                                      4,034,732

          FINANCIAL SERVICES - 3.3%
          American Express Co.                              3,600       187,200
          Associates First Capital                         10,400       233,350
          Avery Dennison Corp.                                920        61,640
          Capital One Financial Corp.                      20,600       921,850
          Citigroup, Inc.                                  11,995       739,192
          Concord EFS, Inc. #                                 690        17,854
          H&R Block, Inc.                                   1,020        32,895
                                                                      2,193,981

          FOOD -- DIVERSIFIED - 1.2%
          General Mills                                     4,800       184,200
          Hershey Food Corp.                                4,200       204,488
          H.J. Heinz Co.                                    3,400       149,175
          Safeway, Inc. #                                   3,300       147,056
          Sara Lee Corp.                                    6,400       123,600
                                                                        808,519

          FOREST PRODUCTS - 0.1%
          Georgia Pacific Corp.                             1,130        29,874
          Weyerhauser Co.                                   1,120        48,720
          Willamette Industries, Inc.                         640        17,600
                                                                         96,194

          GOLD/SILVER MINING - 0.1%
          Barrick Gold Corp.                                2,090        38,142

          HEALTH - 1.6%
          American Home Products                            6,580       391,099
          Johnson & Johnson                                 6,620       661,172
                                                                      1,052,271

          INSTRUMENTS -- SCIENTIFIC - 0.2%
          PE Biosystems Group                               1,630       105,644

          INSURANCE -- MULTILINE - 2.5%
          Allstate                                          6,700       153,263
          American International Group                     10,543     1,243,415
          Metlife, Inc. #                                   4,000        83,500
          PMI Group                                         4,300       205,863
                                                                      1,686,041

          INTERNET CONTENT - 0.0%
          Buy.com #                                           700         3,522

          INTERNET SERVICE - 0.5%
          Yahoo, Inc. #                                     2,600       322,238

          INTERNET SOFTWARE - 0.4%
          Ariba, Inc. #                                       550        53,900
          BEA Systems, Inc. #                               1,250        61,719
          Broadvision, Inc. #                               1,050        53,419
          Vignette Corp. #                                  2,050       106,664
                                                                        275,702

          MACHINERY - 0.4%
          Caterpillar, Inc.                                 1,282        43,508
          Deere & Co.                                         717        26,619
          Dover Corp.                                       1,960        79,993
          Halliburton Co.                                   1,100        52,044
          W. W. Grainger                                    1,778        55,229
                                                                        257,393

          MANUFACTURING - 0.0%
          Millipore                                           480        36,150

          MARKETING SERVICES - 0.2%
          Omnicom Group, Inc.                               1,205       107,170

          MATERIALS & SERVICES - 0.3%
          Ecolab, Inc.                                        800        31,150
          Illinois Tool Works, Inc.                           940        53,228
          Pall Corp.                                        1,040        19,565
          Sherwin-Williams Co.                              4,270        92,606
                                                                        196,549

          MEDICAL HMO - 0.0%
          Wellpoint Health Networks #                         440        31,790

          MEDICAL PRODUCTS - 1.2%
          Amgen, Inc. #                                     3,710       260,396
          Guidant Corp. #                                   2,620       129,526
          Human Genome #                                    1,140       151,976
          MedImmune, Inc. #                                 2,850       210,544
          Millennium Pharmaceutical #                         660        73,838
                                                                        826,280

          MEDICAL SERVICES - 0.3%
          Columbia/HCA Healthcare Corp.                     2,880        88,200
          Health Management #                               3,980        51,989
          IMS Health, Inc.                                  1,080        17,888
          Tenet Healthcare Corp. #                          2,250        61,875
                                                                        219,952

          MEDICAL SUPPLIES - 0.7%
          Cardinal Health, Inc                              1,200        88,725
          Medtronic, Inc.                                   7,370       365,276
                                                                        454,001

          MULTIMEDIA - 1.8%
          Comcast Corp. - Class A                           3,900       157,950
          Gannett, Inc.                                     2,200       132,000
          Seagrams Co., Ltd.                                2,000       118,000
          Time Warner, Inc.                                 3,700       280,044
          Viacom, Inc. - Class B  #                         4,953       337,423
          Walt Disney Co.                                   3,700       145,225
                                                                      1,170,642

          NATURAL GAS DISTRIBUTOR - 0.4%
          MCN Corp.                                         6,125       134,367
          Williams Cos., Inc.                               2,600       106,925
                                                                        241,292

          NETWORKING PRODUCTS - 3.6%
          3COM Corp. #                                      1,100        63,319
          Cisco Systems, Inc. #                            33,810     2,149,048
          Network Appliance #                               1,930       155,244
                                                                      2,367,611

          OFFICE AUTOMATION & EQUIPMENT - 1.1%
          Hewlett Packard                                   4,880       607,255
          Pitney Bowes, Inc.                                1,325        52,586
          Xerox Corp.                                       2,180        43,328
                                                                        703,169

          OIL/GAS -- DOMESTIC - 0.7%
          Baker Hughes                                      1,540        50,724
          Burlington Resources                              1,000        38,063
          Enron Corp.                                       3,900       258,863
          Noble Affiliates, Inc.                            2,100        78,881
          USX Marathon Group                                1,800        46,013
                                                                        472,544

          OIL/GAS -- INTERNATIONAL - 2.7%
          BP Amoco PLC Sponsored ADR                        1,148        65,006
          Chevron Corp.                                     3,200       272,200
          Exxon Corp.                                      18,362     1,448,303
          Transocean Sedco                                    619        32,846
                                                                      1,818,355

          OILFIELD SERVICES/EQUIPMENT - 0.9%
          Coastal Corp.                                     1,900       115,663
          Carbo Ceramics, Inc. #                            2,600        91,325
          Kerr-McGee Corp.                                  1,600        93,700
          Schlumberger Ltd.                                 2,300       170,200
          Union Pacific Resources Group, Inc.               5,600       124,250
                                                                        595,138

          OIL & NATURAL GAS - 0.3%
          Apache Corp.                                      1,100        64,763
          Amerada Hess                                        500        31,000
          Ocean Energy, Inc. #                              6,860        96,469
          Sante Fe International Corp.                      1,300        44,931
                                                                        237,163

          PAPER & FOREST PRODUCTS - 0.1%
          International Paper                               2,486        74,413
          Mead Corp.                                          840        21,263
                                                                         95,676

          PETROLEUM -- INTEGRATED - 1.6%
          Conoco, Inc. - Class B                            4,500       110,250
          Occidental Petroleum Corp.                        3,600        76,050
          Phillips Petroleum                                1,100        56,100
          Royal Dutch Petroleum                            10,400       640,250
          Texaco                                            3,100       167,206
                                                                      1,049,856

          PUBLISHING - 0.1%
          The Reader's Digest Association, Inc.             4,900       194,163
          Tribune Co.                                       1,400        48,912
                                                                        243,075

          RAILROAD TRANSPORTATION - 0.2%
          Burlington Northern Santa Fe                      2,005        46,115
          Kansas City Southern Industries, Inc.               540        47,689
          Union Pacific Corp.                                 765        28,448
                                                                        122,252

          RESTAURANT - 0.7%
          McDonalds Corp.                                   8,100       265,275
          Wendy's International, Inc.                      11,500       206,281
                                                                        471,556

          RETAIL GROCERY - 0.2%
          Albertson's, Inc.                                 3,700       123,488
          Kroger Co. #                                      4,100        89,944
                                                                        213,432

          RETAIL STORE - 2.4%
          Action Performance #                             23,400       163,800
          Best Buy Co. #                                    1,700       107,313
          Gap, Inc.                                         2,800        86,625
          Home Depot, Inc.                                  6,500       321,344
          Lowe's Companies                                  2,300        94,300
          Target Stores                                     1,600        91,100
          WalMart Stores, Inc.                             12,800       721,600
                                                                      1,586,082

          SEMICONDUCTOR  - 0.0%
          National Semiconductor Corp. #                      550        31,900

          SERVICES  - 0.1%
          Paychex, Inc.                                     2,182        91,371

          TELECOMMUNICATION EQUIPMENT - 3.9%
          ADC Telecom, Inc. #                               1,150        96,456
          Comverse Technology, Inc. #                         600        55,838
          Corning, Inc.                                     1,240       333,018
          JDS Uniphase Corp. #                              1,670       200,296
          Nokia Corp. - ADR - Class A                       3,050       152,309
          Nortel Networks                                  14,480     1,021,745
          P-Com, Inc. #                                     8,760        49,823
          QUALCOMM, Inc. #                                  3,700       221,769
          Sprint Corp. PCS Group #                          7,355       436,703
                                                                      2,567,957

          TELECOMMUNICATION SERVICES - 8.7%
          Alltel Corp.                                      1,825       113,150
          AT&T Corp.                                       13,765       438,759
          Bell Atlantic Corp.                               8,785       446,388
          BellSouth Corp.                                  10,980       466,650
          Global Crossing LTD #                            24,219       638,776
          Global Telesystems, Inc. #                        8,655       104,401
          GTE Corp.                                         5,320       328,178
          Lucent Technologies, Inc.                         8,570       495,989
          Nextel Communications #                           4,660       284,551
          SBC Communications                               17,674       808,586
          Sprint Corp. FON Group                            5,275       279,905
          Telefonaktiebolaget LM Ericsson ADR               4,000        79,750
          Tellabs, Inc. #                                   1,590       108,915
          Winstar Communications                            3,755       127,201
          Worldcom, Inc. #                                 17,622       809,511
          U.S. West, Inc.                                   2,665       229,190
                                                                      5,759,900

          TOBACCO - 0.7%
          Philip Morris Cos.                               12,500       326,563
          UST, Inc.                                         9,200       135,125
                                                                        461,688

          TOYS - 0.8%
          JAKKS Pacific Co. #                               8,900       131,275
          Toys "R" Us, Inc. #                              26,900       401,819
                                                                        533,094

          TRANSPORTATION - 0.1%
          FDX Corp. #                                       1,000        39,125

          TRAVEL SERVICES - 0.2%
          Carnival Corp.                                    4,800        93,300
          Sabre Holdings Corp. #                              523        14,709
                                                                        108,009

          TRUCKING/TRANSPORTATION LEASING - 0.0%
          CSX Corp.                                         1,017        21,611

          WASTE DISPOSAL NON HAZARDOUS  - 0.1%
          Waste Management, Inc.                            3,670        69,271

          WATER UTILITY  - 0.2%
          Azurix Corp. #                                   16,095       124,736

       TOTAL COMMON STOCKS
       (Cost $46,283,624 )                                           59,991,222

U.S. GOVERNMENT OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 5.64%  01/04/01                                   6,000         5,814
       *  5.79%  08/31/00                                 600,000       594,375

       TOTAL U.S. GOVERNMENT OBLIGATIONS
       (Cost  $600,201 )                                                600,189

REPURCHASE AGREEMENT - 9.0%

          Smith Barney Securities LLC, 7.19%, 07/03/00,
              (Collateralized by $6,133,259 various
              commercial papers, 5.47 - 6.60%, 07/03/00 -
              09/25/00, market value - $6,094,504)       5,975,000    5,975,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $5,975,000 )                                            5,975,000

TOTAL INVESTMENTS - 100.0%
(Cost $52,858,825 )                                                 $66,566,411


                                                       CONTRACTS      VALUE
FUTURES CONTRACTS
       Long, S&P 500 Futures, face amount $5,227,900           14     5,138,350
          expiring September 2000

       TOTAL FUTURES CONTRACTS                                       $5,138,350


TRUSTEE DEFERRED COMPENSATION***
          Flex-funds Highlands Growth Fund                    594       $13,504
          Flex-funds Muirfield Fund                         1,073         6,032
          Flex-funds Total Return Utilities Fund              250         5,509
          Meeder Advisor International Equity Fund            478         8,110

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost     $31,717 )                                           $33,155

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                          Growth Mutual Fund Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                                SHARES OR            VALUE
                                                           FACE AMOUNT

   REGISTERED INVESTMENT COMPANIES - 68.7%
      Federated Mid Cap Fund                                   169,011        $3,158,810
      Federated S&P 500 Maxcap Fund                            121,211         3,590,269
      Invesco Strategic Energy Fund                            125,578         2,450,031
      Invesco Strategic Financial Services Fund                 87,383         2,330,500

      TOTAL REGISTERED INVESTMENT COMPANIES
      (Cost $11,351,345 )                                                     11,529,610

   U.S. GOVERNMENT OBLIGATION - 1.8%

   *  U.S. Treasury Bill 5.79%, due 08/31/00                   300,000           297,165

      TOTAL U.S. GOVERNMENT OBLIGATION
      (Cost   $297,165 )                                                         297,165

   REPURCHASE AGREEMENTS - 29.5%
          Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $3,020,951 various
             commercial papers, 5.47 - 6.60%, 07/03/00 -
             09/25/00, market value - $3,001,862)            2,943,000         2,943,000

         State Street Securities LLC, 6.40%, 07/03/00,
             (Collateralized by $2,045,000 Federal National
             Mortgage Association, 6.25%, 11/20/01,
             market value - $2,042,444)                      2,000,000         2,000,000

      TOTAL REPURCHASE AGREEMENTS
      (Cost $4,943,000 )                                                       4,943,000

   TOTAL INVESTMENTS - 100.0%
   (Cost$16,591,510 )                                                        $16,769,775


                                                            CONTRACTS          VALUE
   FUTURES CONTRACTS
      Long, S&P 500 Futures, face amount $5,234,500
         expiring September 2000                                    14        $5,138,350

      TOTAL FUTURES CONTRACTS                                                 $5,138,350

TRUSTEE DEFERRED COMPENSATION**

         Flex-funds Highlands Growth Fund                            7               151
         Flex-funds Muirfield Fund                                  19               105
         Flex-funds Total Return Utilities Fund                      4                98
         Meeder Advisor International Equity Fund                    6               107

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $449 )                                                                 $461

     *    Pledged as collateral on Futures.
     ** Assets of affiliates to the Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                    Aggressive Growth Mutual Fund Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                                  SHARES OR            VALUE
                                                             FACE AMOUNT

   REGISTERED INVESTMENT COMPANIES - 78.3%
      Federated S&P 500 Maxcap Fund                              166,074        $4,919,102
      Invesco Strategic Energy Fund                              114,213         2,228,305
      AIM Mid Cap Equity Fund                                    109,721         2,881,279
      Rydex Banking Sector Fund                                  284,289         1,859,252

      TOTAL REGISTERED INVESTMENT COMPANIES
      (Cost  $11,868,493 )                                                      11,887,938

   U.S. GOVERNMENT OBLIGATION - 6.0%

   *  U.S. Treasury Bill, 5.79%  due 08/31/00                    200,000           198,114

      TOTAL U.S. GOVERNMENT OBLIGATION
      (Cost  $198,114 )                                                            198,114


   REPURCHASE AGREEMENTS - 20.4%

         Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $1,135,295 various
             commercial papers, 5.47 - 6.60%, 07/03/00 -
             09/25/00, market value - $1,128,121)              1,106,000         1,106,000

         State Street Securities LLC, 6.40%, 07/03/00,
             (Collateralized by $2,045,000 Federal National
             Mortgage Association, 6.25%, 11/20/01,
             market value - $2,042,444)                        2,000,000         2,000,000

      TOTAL REPURCHASE AGREEMENTS
      (Cost   $3,106,000 )                                                       3,106,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $15,172,607 )                                                        $15,192,052


                                                             CONTRACTS           VALUE
   FUTURES CONTRACTS
      Long, S&P 500 Futures, face amount $3,360,125
         expiring September 2000                                       9        $3,303,225


      TOTAL FUTURES CONTRACTS                                                   $3,303,225

TRUSTEE DEFERRED COMPENSATION**

         Flex-funds Highlands Growth Fund                              6              $146
         Flex-funds Muirfield Fund                                    18               102
         Flex-funds Total Return Utilities Fund                        4                95
         Meeder Advisor International Equity Fund                      6               103

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $435 )                                                                   $446

     *    Pledged as collateral on Futures.
     ** Assets of affiliates to the Aggressive Growth Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                 Bond Portfolio
                  Portfolio of Investments as of June 30, 2000
                                   (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                       SHARES OR          VALUE
                                                  FACE AMOUNT

   U.S.GOVRNMENT OBLIGATIONS - 99.1%

      U.S. Treasury Bills
         5.79%,  08/31/00                              50,000         $49,552
      *  5.64%,  01/04/01                               4,800           4,651
                                                                       54,203

      U.S. Treasury Note
         6.50%,  02/15/10                           9,700,000      10,033,438

      FNMA
         5.69%,  08/11/00                           1,740,000       1,740,230


      TOTAL U.S.GOVERNMENT OBLIGATIONS
      (Cost $11,761,509 )                                          11,827,871


   REPURCHASE AGREEMENT - 0.9%

         Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $104,702 various commercial
             papers, 5.47 - 6.60%, 07/03/00 - 09/25/00,
             market value - $104,040)                 102,000         102,000

      TOTAL REPURCHASE AGREEMENT
      (Cost    $102,000 )                                             102,000


   TOTAL INVESTMENTS - 100.0%
   (Cost $11,863,509 )                                             11,929,871

   FUTURES CONTRACTS                               CONTRACTS          VALUE

      10-Year Bond Futures, face amount $1,663,349
      expiring September 2000                                17      $1,674,234

      TOTAL FUTURES CONTRACTS                                        $1,674,234


  TRUSTEE DEFERRED COMPENSATION***
          Flex-funds Highlands Growth Fund                   272          $6,172
         Flex-funds Muirfield Fund                          454           2,552
         Flex-funds Total Return Utilities Fund              94           2,068
         Meeder Advisor International Equity Fund           221           3,742

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost   $13,753 )                                                 $14,534

     *    Pledged as collateral on Letter of Credit.

     **   Pledged as collateral on Futures.

     *** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                             Money Market Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

                                                                         COUPON/YIELD  MATURITY FACE AMOUNT      AMORTIZED COST

COMMERCIAL PAPER - 63.8%
        Allegheny Energy, Inc.                                                6.69%    09/07/00  $50,000,000         $49,386,750
        American Honda Finance                                                6.60%    09/13/00    7,000,000           6,907,600
        AT&T Corp.                                                            6.61%    11/15/00   50,000,000          48,760,625
        Bank of America Corp.                                                 6.70%    12/06/00   50,000,000          48,548,333
        British Telecommunications PLC                                        6.00%    07/31/00   50,000,000          49,766,666
        Catholic Healthcare Partners***                                       6.75%    10/04/00   11,488,000          11,287,678
        Credit Suisse First Boston, Inc.***                                   6.03%    08/18/00   50,000,000          49,614,750
        Daimler Chrysler AG Holdings                                          6.23%    10/18/00   75,000,000          73,611,229
        Deutsche Bank Financial                                               6.61%    11/06/00   50,000,000          48,843,250
        Duff & Phelps Utility & Corp.***                                      6.72%    11/20/00   12,500,000          12,173,333
        Duff & Phelps Utility & Corp.***                                      6.68%    11/03/00   11,193,000          10,937,538
        E.I. duPont De Nemours Co.                                            5.98%    08/28/00   20,000,000          19,813,955
        E.I. duPont De Nemours Co.                                            6.02%    10/04/00   50,000,000          49,222,417
        General Electric Capital Corp.                                        6.66%    03/06/01   50,000,000          47,724,500
        Household Finance Corp.                                               6.63%    12/13/00   50,000,000          48,499,042
        Johnson & Johnson***                                                  5.79%    07/05/00   25,000,000          24,991,958
        Merrill Lynch & Co.                                                   6.01%    07/26/00   60,000,000          59,769,617
        Monsanto Co.                                                          5.95%    07/06/00   30,000,000          29,985,125
        Motorola, Inc.                                                        6.65%    09/18/00   50,000,000          49,288,819
        National Rural Utilities                                              6.05%    08/07/00   25,000,000          24,852,952
        Standard Life Funding                                                 6.17%    08/10/00   25,000,000          24,837,180
        Toronto Dominion Holdings                                             6.64%    09/19/00   50,000,000          49,280,667
        Xerox Credit Corp.                                                    6.18%    07/12/00   25,000,000          24,961,375

        TOTAL COMMERCIAL PAPER                                                             (Cost$863,065,360 )       863,065,360

CORPORATE OBLIGATIONS - 17.4%

        American General Corp.                                                9.63%    07/15/00    3,000,000           3,002,944
        American Honda Finance Corp.***                                       6.89%*   08/21/00   10,000,000          10,005,791
        Aquarium Holdings KY***                                               6.69%*   07/06/00   13,208,000          13,208,000
        Austin Printing Co., Inc.***                                          6.76%*   07/06/00    2,515,000           2,515,000
        AT&T Corp.***                                                         6.73%*   08/07/00   10,000,000          10,001,249
        Bank One Corp.***                                                     6.84%*   08/18/00   10,000,000          10,001,464
        Bath Technologies, Inc.***                                            6.79%*   07/06/00    1,460,000           1,460,000
        Bath Technologies, Inc.***                                            6.76%*   07/06/00    4,400,000           4,400,000
        Beaver Creek Enterprise***                                            6.76%*   07/06/00    2,150,000           2,150,000
        Branch Banking and Trust                                              7.06%*   08/30/00   10,000,000          10,011,591
        Care Life Project***                                                  6.76%*   07/06/00    3,600,000           3,600,000
        Clark Grave Vault Co.***                                              6.69%*   07/06/00    2,250,000           2,250,000
        Coughlin Family Prop., Inc.***                                        6.69%*   07/06/00    3,405,000           3,405,000
        Damascus-Bishop Tire***                                               6.76%*   07/06/00    9,500,000           9,500,000
        Danis Construction Co.***                                             6.69%*   07/06/00    5,000,000           5,000,000
        D.E.D.E. Realty***                                                    6.69%*   07/06/00    3,575,000           3,575,000
        Doren, Inc.***                                                        6.76%*   07/06/00      200,000             200,000
        Espanola/Nambe***                                                     6.76%*   07/06/00    1,905,000           1,905,000
        Ford Motor Credit Co.                                                 6.30%*   10/02/00      900,000             900,000
        Ford Motor Credit Co.                                                10.13%    11/15/00    1,000,000           1,010,324
        GTE Corp.                                                             6.83%*   09/11/00   40,000,000          39,986,264
        General Motors Acceptance Corp.                                       5.63%    09/11/00       85,000              84,008
        Gordon Flesch Co. Project***                                          6.76%*   07/06/00    1,000,000           1,000,000
        Hancor, Inc.***                                                       6.76%*   07/06/00      500,000             500,000
        IBM Corp.                                                             6.04%    08/07/00    3,000,000           2,999,380
        Isaac Tire, Inc.***                                                   6.69%*   07/06/00      955,000             955,000
        Jackson Tube Service, Inc.***                                         6.69%*   07/06/00    4,800,000           4,800,000
        J.W. Harris Co., Inc.***                                              6.69%*   07/06/00    4,100,000           4,100,000
        K.L. Morris, Inc.***                                                  6.69%*   07/06/00    2,165,000           2,165,000
        Luken-Woodlawn LLC***                                                 6.69%*   07/06/00    3,655,000           3,655,000
        Merrill Lynch & Co.                                                   6.35%    07/24/00      250,000             250,039
        MetLife Insurance Co.****                                             6.34%*   07/03/00   20,000,000          20,000,000
        Miami Valley Steel***                                                 6.76%*   07/06/00    2,050,000           2,050,000
        Mubea, Inc.***                                                        6.76%*   07/06/00   11,925,000          11,925,000
        Ohio Presbyterian Retirement Services***                              6.76%*   07/06/00    6,245,000           6,245,000
        O.K.I. Supply Co.***                                                  6.69%*   07/06/00    2,000,000           2,000,000
        Osco Industries, Inc.***                                              6.76%*   07/06/00    2,400,000           2,400,000
        Presrite Corp.***                                                     6.76%*   07/06/00    1,360,000           1,360,000
        Pro Tire, Inc.***                                                     6.69%*   07/06/00    1,145,000           1,145,000
        R.I. Lampus Co.***                                                    6.76%*   07/06/00    1,780,000           1,780,000
        RSD Technology LLC***                                                 6.76%*   07/06/00    5,365,000           5,365,000
        Seariver Maritime, Inc.***                                            6.60%*   07/03/00    6,000,000           6,000,000
        SGS Tool Company***                                                   6.76%*   07/06/00    1,440,000           1,440,000
        Surgery Financing Co.***                                              6.76%*   07/06/00    6,240,000           6,240,000




        White Castle Project***                                               6.76%*   07/06/00    8,250,000           8,250,000

        TOTAL CORPORATE OBLIGATIONS
        (Cost $234,796,054 )                                                                                         234,796,054

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
        Federal Home Loan Bank Note                                           5.30%    12/01/00    1,000,000             993,123
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (Cost $993,123 )                                                                                                 993,123

U.S. TREASURY OBLIGATIONS - 0.0%
    **  U.S. Treasury Bill                                                    5.64%    01/04/01       63,100              61,272
        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $61,272 )                                                                                                  61,272

CERTIFICATES OF DEPOSIT - 3.7%
        Wilmington Trust Co.                                                  6.92%    10/03/00   50,000,000          50,001,248
        TOTAL CERTIFICATES OF DEPOSIT
        (Cost $50,001,248 )                                                                                           50,001,248

REPURCHASE AGREEMENTS - 15.0%
        State Street Securities LLC, 6.40%, 07/03/00, (Collateralized by      6.40%    07/03/00   30,037,000          30,037,000
            $30,335,000 Federal Home Loan Bank Note, 5.875%, 08/15/01,
            market value - $30,638,350)

        Smith Barney Securities LLC, 7.19%, 07/03/00, (Collateralized by     7.185%    07/03/00  173,794,000         173,794,000
            $178,397,271 various commercial papers, 6.58 - 6.63%,
            07/03/00 - 09/25/00, market value - $177,270,008)

        TOTAL REPURCHASE AGREEMENTS
        (Cost $203,831,000 )                                                                                          203,831,000

TOTAL INVESTMENTS - 100.0%
(Cost $1,352,748,057)(a)                                                                                          $1,352,748,057

TRUSTEE DEFERRED COMPENSATION*****                                                                 SHARES             VALUE
        Flex-funds Highlands Growth Fund                                                                 783             $16,985
        Flex-funds Muirfield Fund                                                                      1,587               9,874
        Flex-funds Total Return Utilities Fund                                                           404               8,281
        Meeder Advisor International Equity Fund                                                         631               9,483

        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost $44,623 )                                                                                                  $44,623

     (a) Cost for federal income tax and financial reporting purposes are the same.

     * Variable rate security. Interest rate is as of June 30, 2000. Maturity date reflects the next rate change date.

     **   Pledged as collateral on Letter of Credit.

     *** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

     **** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

     ***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

                                                                      MUIRFIELD      TOTAL RETURN       HIGHLANDS       DYNAMIC
                                                                        FUND           UTILITIES         GROWTH         GROWTH
                                                                                         FUND             FUND           FUND
Assets
              Investments in corresponding portfolio, at value        $130,778,957      $14,667,468      $51,455,958    $16,791,932
              Receivable for capital stock issued                        2,658,087          301,464          142,572              0
              Receivable from investment advisor                                 0                0                0          4,349
              Other assets                                                  22,344           27,777           38,299          1,421
Total Assets                                                           133,459,388       14,996,709       51,636,829     16,797,702

Liabilities
              Payable for capital stock redeemed                         2,447,913          217,988           51,043              0
              Dividends payable                                          1,900,910           13,893                0              0
              Accrued 12b-1 distribution fees                              177,032                0           52,610            383
              Accrued transfer agent and administrative fees                18,402            1,591            7,802          2,032
              Other accrued liabilities                                      2,654           17,403           15,980          1,579
Total Liabilities                                                        4,546,911          250,875          127,435          3,994

Net Assets                                                             128,912,477       14,745,834       51,509,394     16,793,708

Net Assets
              Capital                                                  127,487,143       11,707,684       38,016,435     19,493,016
              Accumulated undistributed (distributions in excess of)     1,696,830           (7,519)           1,329            714
              net investment income
              Accumulated undistributed net realized gain (loss)        (2,768,699)       1,800,341        1,540,502     (2,913,639)
              from investments
              Net unrealized appreciation (depreciation) of investments  2,497,203        1,245,328       11,951,128        213,617
Total Net Assets                                                      $128,912,477      $14,745,834      $51,509,394    $16,793,708

Capital Stock Outstanding                                               23,468,026          694,624        2,321,848      1,957,923
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value, Offering and Redemption Price Per Share                     $5.49           $21.23           $22.18          $8.58



                                                                        AGGRESSIVE     U.S. GOVERNMENT       MONEY
                                                                          GROWTH            BOND            MARKET
                                                                           FUND             FUND             FUND
Assets
              Investments in corresponding portfolio, at value            $15,202,469      $12,204,361     $224,551,105
              Receivable for capital stock issued                                   0                0                0
              Receivable from investment advisor                                4,543                0           27,191
              Other assets                                                      2,043            4,357           95,035
Total Assets                                                               15,209,055       12,208,718      224,673,331

Liabilities
              Payable for capital stock redeemed                                    0                0                0
              Dividends payable                                                     0           52,907        1,212,230
              Accrued 12b-1 distribution fees                                       0            1,973           51,670
              Accrued transfer agent and administrative fees                    2,031            1,208           15,658
              Other accrued liabilities                                         1,659            4,630            1,012
Total Liabilities                                                               3,690           60,718        1,280,570

Net Assets                                                                 15,205,365       12,148,000      223,392,761

Net Assets
              Capital                                                      19,050,713       12,484,647      223,392,761
              Accumulated undistributed (distributions in excess of)          (16,279)           1,574                0
              net investment income
              Accumulated undistributed net realized gain (loss)           (3,871,239)        (406,444)               0
              from investments
              Net unrealized appreciation (depreciation) of investments        42,170           68,223                0
Total Net Assets                                                          $15,205,365      $12,148,000     $223,392,761

Capital Stock Outstanding                                                   1,911,407          569,608      223,392,761
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value, Offering and Redemption Price Per Share                        $7.96           $21.33            $1.00

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                  MUIRFIELD        TOTAL RETURN       HIGHLANDS        DYNAMIC
                                                                     FUND           UTILITIES           GROWTH          GROWTH
                                                                                       FUND              FUND           FUND*
Net Investment Income from Corresponding Portfolio
           Interest                                                  $2,648,151            $9,526          $121,739         $43,664
           Dividends                                                    169,076           202,642           249,407          16,496
           Expenses net of waivers and/or reimbursements               (615,080)          (94,108)         (288,848)        (53,111)
Total Net Investment Income from Corresponding Portfolio              2,202,147           118,060            82,298           7,049

Fund Expenses
           Administrative                                                36,006             3,551            12,861           2,642
           Transfer agent                                                76,461             7,103            27,451           5,284
           Audit                                                          1,008             1,008             1,008             666
           Legal                                                          1,143             1,143             1,143             163
           Printing                                                      10,291             1,098             3,698             829
           Amortization of organizational costs                               0             2,272                 0               0
           Distribution plan                                             93,614            17,757            28,294           2,642
           Postage                                                        9,086             1,730             3,844             333
           Registration and filing                                       19,133             6,023             3,579           1,658
           Insurance                                                        626                48               212              67
           Other                                                          2,234             1,132               789             584
Total Expenses                                                          249,602            42,865            82,879          14,868
Expenses reimbursed by investment advisor                                     0            (9,126)                0          (8,533)
Net Expenses                                                            249,602            33,739            82,879           6,335

Net Investment Income (Loss)                                          1,952,545            84,321              (581)            714

Net Realized and Unrealized Gain (Loss) from Investments
           Net realized gains (losses) from futures contracts        (5,733,844)                0          (200,927)         39,474
           Net realized gains (losses) from investments                 619,383         1,016,305         2,023,039      (2,953,113)
           Net change in unrealized appreciation                    (13,904,949)         (406,360)       (2,304,598)        213,617
           (depreciation) of investments
Net Gain (Loss) from Investments                                    (19,019,410)          609,945          (482,486)     (2,700,022)

Net Increase (Decrease) in Net Assets Resulting from Operation     ($17,066,865)         $694,266         ($483,067)    ($2,699,308)

*  Operations commenced on February 29, 2000.


                                                                      AGGRESSIVE     U.S. GOVERNMENT        MONEY
                                                                        GROWTH             BOND             MARKET
                                                                        FUND*              FUND              FUND

Net Investment Income from Corresponding Portfolio
           Interest                                                         $28,376          $364,675        $7,492,711
           Dividends                                                         10,936                 0                 0
           Expenses net of waivers and/or reimbursements                    (50,014)          (27,094)         (225,489)
Total Net Investment Income from Corresponding Portfolio                    (10,702)          337,581         7,267,222

Fund Expenses
           Administrative                                                     2,527             3,063            61,133
           Transfer agent                                                     5,054             3,676            76,023
           Audit                                                                682             1,008               889
           Legal                                                                167             1,143             1,277
           Printing                                                             849               867            23,239
           Amortization of organizational costs                                   0                 0                 0
           Distribution plan                                                  2,527             9,802            97,813
           Postage                                                              341             1,345            21,094
           Registration and filing                                            1,699            12,650            29,303
           Insurance                                                             68                52               981
           Other                                                                600               565             3,422
Total Expenses                                                               14,514            34,171           315,174
Expenses reimbursed by investment advisor                                    (8,937)                0           (40,798)
Net Expenses                                                                  5,577            34,171           274,376

Net Investment Income (Loss)                                                (16,279)          303,410         6,992,846

Net Realized and Unrealized Gain (Loss) from Investments
           Net realized gains (losses) from futures contracts                10,099            (6,425)                0
           Net realized gains (losses) from investments                  (3,881,338)          (73,864)                0
           Net change in unrealized appreciation                             42,170            75,957                 0
           (depreciation) of investments
Net Gain (Loss) from Investments                                         (3,829,069)           (4,332)                0

Net Increase (Decrease) in Net Assets Resulting from Operation          ($3,845,348)         $299,078        $6,992,846

*  Operations commenced on February 29, 2000.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                        AND YEAR ENDED DECEMBER 31, 1999


                                                      MUIRFIELD FUND        TOTAL RETURN UTILITIES FUND    HIGHLANDS GROWTH FUND

                                               Six months                     Six months                  Six months
                                                 ended           Year            ended        Year           ended         Year
                                              June 30, 2000      ended       June 30, 2000    ended      June 30, 2000     ended
                                               (unaudited)   Dec. 31, 1999   (unaudited)  Dec. 31, 1999   (unaudited)  Dec. 31, 1999
Increase (Decrease) in Net Assets
Operations
     Net investment income (loss)               $1,952,545     $1,845,031        $84,321      $167,473         ($581)      ($17,089)
     Net realized gain (loss) from
       investments and futures contracts        (5,114,461)    24,271,958      1,016,305     2,604,826     1,822,112      5,284,110
     Net change in unrealized appreciation
       (depreciation) of investments           (13,904,949)    (5,000,347)      (406,360)     (862,933)   (2,304,598)     4,100,217
Net increase in net assets resulting from
  operations                                   (17,066,865)    21,116,642        694,266     1,909,366      (483,067)     9,367,238
Dividends and Distributions to Shareholders
  from
     Net investment income                      (2,610,888)    (1,844,594)       (91,825)     (167,473)            0              0
     Net realized gain from investments and
        futures contracts                                0    (26,315,111)             0    (1,461,849)            0     (6,597,219)
Net decrease in net assets resulting from
  dividends and distributions                   (2,610,888)   (28,159,705)       (91,825)   (1,629,322)            0     (6,597,219)
Capital Transactions
     Issued                                     22,269,262     51,902,553      4,229,173     7,241,515    14,175,828     91,122,133
     Reinvested                                    703,596     28,024,910         73,798     1,551,863             0      6,553,604
     Redeemed                                  (30,209,695)   (42,604,626)    (4,052,914)   (5,634,736)  (15,270,287)   (91,266,580)
Net increase in net assets resulting from
  capital transactions                          (7,236,837)    37,322,837        250,057     3,158,642    (1,094,459)     6,409,157

Total Increase (Decrease) in Net Assets        (26,914,590)    30,279,774        852,498     3,438,686    (1,577,526)     9,179,176

Net Assets - Beginning of Period               155,827,067    125,547,293     13,893,336    10,454,650    53,086,920     43,907,744

Net Assets - End of Period                    $128,912,477   $155,827,067    $14,745,834   $13,893,336   $51,509,394    $53,086,920

Share Transactions
     Issued                                      3,645,987      7,800,886        201,917       331,544       646,116      3,995,692
     Reinvested                                    108,437      4,779,728          3,518        76,776             0        304,498
     Redeemed                                   (4,954,476)    (6,156,981)      (193,816)     (275,164)     (696,956)    (3,995,764)
Change in shares                                (1,200,052)     6,423,633         11,619       133,156       (50,840)       304,426

*  Date of commencement of operations.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                        AND YEAR ENDED DECEMBER 31, 1999

                                               DYNAMIC        AGGRESSIVE
                                               GROWTH           GROWTH
                                                FUND             FUND        U.S. GOVERNMENT BOND FUND       MONEY MARKET FUND

                                             Period from      Period from    Six months                 Six months
                                               2/29/00*         2/29/00*       ended         Year          ended          Year
                                             to 6/30/00       to 6/30/00      6/30/00        ended        6/30/00         ended
                                             (unaudited)      (unaudited)    (unaudited)    12/31/99    (unaudited)     12/31/99
Increase (Decrease) in Net Assets
Operations
     Net investment income (loss)                  $714         ($16,279)      $303,410      $485,815     $6,992,846    $10,553,903
     Net realized gain (loss) from
       investments and futures contracts     (2,913,639)      (3,871,239)       (80,289)     (476,420)             0              0
     Net change in unrealized appreciation
       (depreciation) of investments            213,617           42,170         75,957        48,124              0              0
Net increase in net assets resulting from
  operations                                 (2,699,308)      (3,845,348)       299,078        57,519      6,992,846     10,553,903
Dividends and Distributions to Shareholders
  from
     Net investment income                            0                0       (303,410)     (485,815)    (6,992,846)   (10,553,903)
     Net realized gain from investments and
        futures contracts                             0                0              0             0              0              0
Net decrease in net assets resulting from
  dividends and distributions                         0                0       (303,410)     (485,815)    (6,992,846)   (10,553,903)
Capital Transactions
     Issued                                  20,410,280       20,461,376        698,213     2,790,040    279,095,604    621,768,406
     Reinvested                                       0                0        235,099       458,067      5,679,605     10,405,355
     Redeemed                                  (917,264)      (1,410,663)    (1,203,143)   (1,691,655)  (293,405,681)  (554,405,825)
Net increase in net assets resulting from
  capital transactions                       19,493,016       19,050,713       (269,831)    1,556,452     (8,630,472)    77,767,936

Total Increase (Decrease) in Net Assets      16,793,708       15,205,365       (274,163)    1,128,156     (8,630,472)    77,767,936

Net Assets - Beginning of Period                      0                0     12,422,163    11,294,007    232,023,233    154,255,297

Net Assets - End of Period                  $16,793,708      $15,205,365    $12,148,000   $12,422,163   $223,392,761   $232,023,233

Share Transactions
     Issued                                   2,050,971        2,087,901         32,643       129,747    279,095,604    621,768,406
     Reinvested                                       0                0         10,985        21,351      5,679,605     10,405,355
     Redeemed                                   (93,048)        (176,494)       (56,345)      (78,890)  (293,405,681)  (554,405,825)
Change in shares                              1,957,923        1,911,407        (12,717)       72,208     (8,630,472)    77,767,936

*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND

                                                     Six months        Year       Year          Year          Year         Year
                                                        ended          ended      ended         ended         ended        ended
                                                       6/30/00       12/31/99    12/31/98      12/31/97      12/31/96     12/31/95
                                                     (Unaudited)

Net Asset Value, Beginning of Period                    $6.32         $6.88        $5.47         $5.47         $5.73        $5.34

Income from Investment Operations
     Net investment income                               0.09          0.09         0.08          0.11          0.10         0.06
     Net gains (losses) on securities
       (both realized and unrealized)                   (0.81)         0.89         1.51          0.91          0.25         1.31
Total from Investment Operations                        (0.72)         0.98         1.59          1.02          0.35         1.37

Less Dividends and Distributions
     From net investment income                         (0.11)        (0.09)       (0.08)        (0.11)        (0.10)       (0.06)
     From net capital gains                              0.00         (1.45)       (0.10)        (0.91)        (0.51)       (0.92)
Total Dividends and Distributions                       (0.11)        (1.54)       (0.18)        (1.02)        (0.61)       (0.98)

Net Asset Value, End of Period                          $5.49         $6.32        $6.88         $5.47         $5.47        $5.73

Total Return                                           -11.44%(3)     16.43%       29.33%        18.59%         5.99%       25.82%

Ratios/Supplemental Data
    Net assets, end of period ($000)                   $128,912      $155,827     $125,547      $130,783      $121,335     $111,751
    Ratio of expenses to average net assets              1.20%(2)      1.21%        1.24%         1.29%         1.19%        1.26%
    Ratio of net investment income to average
       net assets                                        2.71%(2)      1.33%        1.23%         1.69%         1.54%        0.97%
    Portfolio turnover rate(1)                         118.33%(3)    787.66%      128.31%       395.42%       297.41%      186.13%

(1) Represents turnover rate of corresponding portfolio.
(2) Annualized.
(3) Not annualized.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                        THE TOTAL RETURN UTILITIES FUND

                                              Six months         Year         Year         Year          Year        Period from
                                                 ended          ended        ended        ended         ended        6/21/95* to
                                                6/30/00        12/31/99     12/31/98     12/31/97      12/31/96       12/31/95
                                              (Unaudited)

Net Asset Value, Beginning of Period            $20.34           $19.01       $17.72       $14.98        $14.14          $12.50

Income from Investment Operations
     Net investment income                        0.13             0.30         0.25         0.25          0.37            0.21
     Net gains on securities
       (both realized and unrealized)             0.90             3.45         1.29         3.99          1.48            1.64
Total from Investment Operations                  1.03             3.75         1.54         4.24          1.85            1.85

Less Dividends and Distributions
     From net investment income                  (0.14)           (0.30)       (0.25)       (0.25)        (0.37)          (0.21)
     From net capital gains                       0.00            (2.12)        0.00        (1.25)        (0.64)           0.00
Total Dividends and Distributions                (0.14)           (2.42)       (0.25)       (1.50)        (1.01)          (0.21)

Net Asset Value, End of Period                  $21.23           $20.34       $19.01       $17.72        $14.98          $14.14

Total Return                                      5.07%(4)        20.01%        8.77%       28.68%        13.33%          15.00%(4)

Ratios/Supplemental Data
    Net assets, end of period ($000)            $14,746          $13,893      $10,455       $8,405        $5,074          $2,881
    Ratio of expenses to average net assets       1.80%(3)         1.80%        1.80%        1.80%         1.25%           1.25%(3)
    Ratio of net investment income to
       average net asset                          1.19%(3)         1.48%        1.35%        1.57%         2.55%           3.18%(3)
    Ratio of expenses to average net assets       1.93%(3)         1.99%        2.11%        2.51%         2.95%           4.35%(3)
    before waiver of fees(2)
    Ratio of net investment income to
       average net asset                          1.06%(3)         1.29%        1.04%        0.86%         0.85%           0.08%(3)
    before waiver of fees(2)
    Portfolio turnover rate(1)                   24.56%(4)        69.20%       51.36%       41.22%        50.79%           5.06%(4)

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes directed brokerage payments in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           THE HIGHLANDS GROWTH FUND

                                                      Six months         Year          Year         Year        Year         Year
                                                         ended           ended         ended        ended       ended        ended
                                                        6/30/00         12/31/99     12/31/98     12/31/97    12/31/96     12/31/95
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $22.37         $21.23        $18.55       $16.41      $15.34       $13.08

Income from Investment Operations
    Net investment income (loss)                           0.00          (0.01)         0.06         0.06        0.31         0.50
    Net gains (losses) on securities
      (both realized and unrealized)                      (0.19)          4.37          4.32         4.73        1.07         2.68
Total from Investment Operations                          (0.19)          4.36          4.38         4.79        1.38         3.18

Less Dividends and Distributions
    From net investment income                             0.00           0.00         (0.06)       (0.06)      (0.31)       (0.50)
    From net capital gains                                 0.00          (3.22)        (1.64)       (2.59)       0.00        (0.42)
Total Dividends and Distributions                          0.00          (3.22)        (1.70)       (2.65)      (0.31)       (0.92)

Net Asset Value, End of Period                           $22.18         $22.37        $21.23       $18.55      $16.41       $15.34

Total Return                                              -0.85%(4)      21.16%        23.67%       29.28%       9.08%       24.61%

Ratios/Supplemental Data
    Net assets, end of period ($000)                      $51,509        $53,087       $43,908      $33,752     $24,204      $24,631
    Ratio of expenses to average net assets                1.45%(3)       1.56%         1.69%        1.87%       1.65%        1.64%
    Ratio of net investment income (loss)
       to average net assets                               0.00%(3)      -0.04%         0.31%        0.30%       1.92%        3.38%
    Ratio of expenses to average net assets                1.45%(3)       1.57%         1.70%        1.87%       1.65%        1.64%
    before waiver of fees(2)
    Ratio of net investment income (loss) to average       0.00%(3)      -0.05%         0.30%        0.30%       1.92%        3.38%
       net assets before waiver of fees(2)
    Portfolio turnover rate(1)                            27.10%(4)      51.22%        79.98%      129.79%      81.66%      337.57%

(1)  Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio.
(3)  Annualized.
(4)  Not annualized.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                            THE DYNAMIC GROWTH FUND
                                                                Period from
                                                            February 29, 2000*
                                                             to June 30, 2000
                                                                (Unaudited)

Net Asset Value, Beginning of Period                                  $10.00

Income from Investment Operations
    Net investment income                                               0.00
    Net gains (losses) on securities (both realized and unrealized)    (1.42)
Total from Investment Operations                                       (1.42)

Less Dividends and Distributions
    From net investment income                                          0.00
    From net capital gains                                              0.00
Total Dividends and Distributions                                       0.00

Net Asset Value, End of Period                                         $8.58

Total Return                                                          -14.20%(3)

Ratios/Supplemental Data
    Net assets, end of period ($000)                                  $16,794
    Ratio of expenses to average net assets                             1.09%(2)
    Ratio of net investment income to average net assets                0.01%(2)
    Ratio of expenses to average net assets                             1.25%(2)
    before waiver of fees
    Ratio of net investment income (loss) to average                   -0.15%(2)
    net assets before waiver of fees
    Portfolio turnover rate(1)                                        182.22%(3)

(1) Represents turnover rate of corresponding portfolio.
(2) Annualized.
(3) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           THE AGGRESSIVE GROWTH FUND

                                                                Period from
                                                             February 29, 2000*
                                                              to June 30, 2000
                                                                (Unaudited)

Net Asset Value, Beginning of Period                                  $10.00

Income from Investment Operations
    Net investment income (loss)                                       (0.01)
    Net gains (losses) on securities (both realized and unrealized)    (2.03)
Total from Investment Operations                                       (2.04)

Less Dividends and Distributions
    From net investment income                                          0.00
    From net capital gains                                              0.00
Total Dividends and Distributions                                       0.00

Net Asset Value, End of Period                                         $7.96

Total Return                                                          -20.40%(3)

Ratios/Supplemental Data
    Net assets, end of period ($000)                                  $15,205
    Ratio of expenses to average net assets                             1.10%(2)
    Ratio of net investment income (loss) to average net assets        -0.32%(2)
    Ratio of expenses to average net assets before waiver of fees       1.27%(2)
    Ratio of net investment income (loss) to average                   -0.49%(2)
    net assets before waiver of fees
    Portfolio turnover rate(1)                                        161.19%(3)

(1) Represents turnover rate of corresponding portfolio.
(2) Annualized.
(3) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                         THE U.S. GOVERNMENT BOND FUND

                                              Six months         Year          Year         Year          Year           Year
                                                 ended           ended         ended        ended         ended          ended
                                                6/30/00        12/31/99      12/31/98     12/31/97      12/31/96       12/31/95
                                              (Unaudited)

Net Asset Value, Beginning of Period             $21.33          $22.14        $21.19       $20.64        $21.58         $19.25

Income from Investment Operations
    Net investment income                          0.53            0.88          0.97         0.99          0.96           1.11
    Net gains (losses) on securities
      (both realized and unrealized)               0.00           (0.81)         1.02         0.55         (0.94)          2.33
Total from Investment Operations                   0.53            0.07          1.99         1.54          0.02           3.44

Less Dividends and Distributions
    From net investment income                    (0.53)          (0.88)        (0.97)       (0.99)        (0.96)         (1.11)
    From net capital gains                         0.00            0.00         (0.07)        0.00          0.00           0.00
Total Dividends and Distributions                 (0.53)          (0.88)        (1.04)       (0.99)        (0.96)         (1.11)

Net Asset Value, End of Period                   $21.33          $21.33        $22.14       $21.19        $20.64         $21.58

Total Return                                       2.52%(4)        0.35%         9.62%        7.70%         0.15%         18.32%

Ratios/Supplemental Data
    Net assets, end of period ($000)             $12,148         $12,422       $11,294      $16,973       $17,783        $16,048
    Ratio of expenses to average net assets        1.00%(3)        1.00%         1.00%        1.00%         1.00%          1.00%
    Ratio of net investment income to
      average net asset                            4.95%(3)        4.10%         4.52%        4.85%         4.61%          5.41%
    Ratio of expenses to average net assets        1.31%(3)        1.18%         1.16%        1.14%         1.06%          1.14%
    before waiver of fees(2)
    Ratio of net investment income to
      average net                                  4.64%(3)        3.92%         4.36%        4.71%         4.55%          5.27%
    assets before waiver of fees(2)
    Portfolio turnover rate(1)                   144.89%(4)      352.23%       225.11%      375.64%       778.59%        232.34%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                             THE MONEY MARKET FUND

                                                         Six months        Year       Year        Year         Year          Year
                                                            ended         ended      ended       ended        ended         ended
                                                          6/30/00        12/31/99   12/31/98   12/31/97     12/31/96      12/31/95
                                                         (Unaudited)

Net Asset Value, Beginning of Period                         $1.00         $1.00      $1.00       $1.00        $1.00         $1.00

Income from Investment Operations
    Net investment income                                    0.030         0.049      0.052       0.053         0.05          0.06
Total from Investment Operations                             0.030         0.049      0.052       0.053         0.05          0.06

Less Dividends and Distributions
    From net investment income                              (0.030)       (0.049)    (0.052)     (0.053)       (0.05)        (0.06)
Total Dividends and Distributions                           (0.030)       (0.049)    (0.052)     (0.053)       (0.05)        (0.06)

Net Asset Value, End of Period                               $1.00         $1.00      $1.00       $1.00        $1.00         $1.00

Total Return                                                  2.92%(3)      4.96%      5.31%       5.38%        5.27%         5.85%

Ratios/Supplemental Data
    Net assets, end of period ($000)                       $223,393      $232,023   $154,255    $169,335     $119,947      $141,087
    Ratio of expenses to average net assets                   0.41%(2)      0.41%      0.40%       0.40%        0.40%         0.40%
    Ratio of net investment income to average net assets      5.73%(2)      4.88%      5.19%       5.26%        5.15%         5.70%
    Ratio of expenses to average net assets before            0.55%(2)      0.54%      0.59%       0.59%        0.58%         0.64%
    reimbursement/waiver of fees(1)
    Ratio of net investment income to average net assets      5.59%(2)      4.75%      5.00%       5.07%        4.97%         5.46%
    before reimbursement/waiver of fees(1)

(1) Ratio includes fees waived in corresponding portfolio.
(2) Annualized.
(3) Not annualized.

See accompanying notes to financial statements.

                        THE FLEX-FUNDS SEMI-ANNUAL REPORT

                          Notes to Financial Statements
                                  June 30, 2000
                                   (Unaudited)

1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund (formerly The Growth Fund), The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:


                                                   PERCENTAGE OF PORTFOLIO OWNED
FUND                               PORTFOLIO        BY FUND AS OF JUNE 30, 2000

The Muirfield Fund                 Mutual Fund Portfolio                     88%
The Total Return Utilities Fund    Utilities Stock Portfolio                 74%
The Highlands Growth Fund          Growth Stock Portfolio                    77%
The Dynamic Growth Fund            Growth Mutual Fund Portfolio             100%
The Aggressive Growth Fund         Aggressive Growth Mutual Fund Portfolio  100%
The U.S. Government Bond Fund      Bond Portfolio                           100%
The Money Market Fund              Money Market Portfolio                    17%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund, The Highlands Growth Fund, The Dynamic Growth Fund and The Aggressive Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to capital.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of June 30, 2000, organizational costs for all Funds have been fully amortized.

INVESTMENT INCOME & Expenses

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund, The Dynamic Growth Fund and The Aggressive Growth Fund such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has voluntarily agreed to reimburse The Total Return Utilities Fund, The Dynamic Growth Fund, The Aggressive Growth Fund and The Money Market Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 1.80%, 1.10%, 1.10% and 0.41% of average daily net assets of Funds, respectively. Such reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund except for The Total Return Utilities Fund, The Dynamic Growth Fund and The Aggressive Growth Fund, which is 0.25% of average daily net assets.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   FEDERAL TAX INFORMATION (Unaudited)

At December 31, 1999, The U.S. Government Bond Fund had unused capital loss carryforwards of $476,420 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2007.

                       STATEMENTS OF ASSETS & LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

                                                                                                                Growth
                                                                   Mutual        Utilities       Growth         Mutual
                                                                    Fund           Stock          Stock          Fund
                                                                  Portfolio      Portfolio      Portfolio      Portfolio

Assets
      Investments, at market value*                              $141,812,874    $19,097,915    $60,591,411    $11,826,775
      Repurchase agreements, at cost*                               5,974,000        766,000      5,975,000      4,943,000
      Trustee deferred compensation investments, at market value       85,100         14,920         33,155            461
      Cash                                                                606              2            199            229
      Receivable for securities sold                                        0              0         84,470              0
      Receivable for net variation margin on futures contracts        113,625              0         35,350         35,350
      Receivable from corresponding Fund                                    0              0              0              0
      Interest and dividend receivable                                512,085         30,664         40,998          2,829
      Prepaid expenses/other assets                                         0          1,734            738             34
Total Assets                                                      148,498,290     19,911,235     66,761,321     16,808,678

Liabilities
      Payable for securities purchased                                      0              0         99,913              0
      Payable for Trustee Deferred Compensation Plan                   85,100         14,920         33,155            461
      Payable to investment advisor                                   102,820         17,652         54,558         11,019
      Accrued fund accounting fees                                      4,708          2,240          3,841          1,906
      Other accrued liabilities                                        13,321          7,304         21,136          3,346
Total Liabilities                                                     205,949         42,116        212,603         16,732

Total Net Assets                                                 $148,292,341    $19,869,119    $66,548,718    $16,791,946

Net Assets
      Capital                                                     146,897,520     18,354,599     52,805,782     16,578,331
      Net unrealized appreciation of investments                    1,394,821      1,514,520     13,742,936        213,615
Total Net Assets                                                 $148,292,341    $19,869,119    $66,548,718    $16,791,946

*Securities at cost                                              $146,505,678    $18,349,395    $52,858,825    $16,591,510


                                                                  Aggressive
                                                                    Growth                         Money
                                                                  Mutual Fund       Bond          Market
                                                                   Portfolio      Portfolio      Portfolio

Assets
      Investments, at market value*                                $12,086,052    $11,827,871 $1,148,917,057
      Repurchase agreements, at cost*                                3,106,000        102,000    203,831,000
      Trustee deferred compensation investments, at market value           446         14,534         44,623
      Cash                                                                 735            930            675
      Receivable for securities sold                                         0              0              0
      Receivable for net variation margin on futures contracts          22,725          1,859              0
      Receivable from corresponding Fund                                     0              0      1,821,618
      Interest and dividend receivable                                   1,729        279,864      2,394,824
      Prepaid expenses/other assets                                        230          1,789        146,658
Total Assets                                                        15,217,917     12,228,847  1,357,156,455

Liabilities
      Payable for securities purchased                                       0              0              0
      Payable for Trustee Deferred Compensation Plan                       446         14,534         44,623
      Payable to investment advisor                                      9,946            919        192,239
      Accrued fund accounting fees                                       1,770          1,552         15,903
      Other accrued liabilities                                          3,265          7,314         15,464
Total Liabilities                                                       15,427         24,319        268,229

Total Net Assets                                                   $15,202,490    $12,204,528 $1,356,888,226

Net Assets
      Capital                                                       15,160,320     12,136,307  1,356,888,226
      Net unrealized appreciation of investments                        42,170         68,221              0
Total Net Assets                                                   $15,202,490    $12,204,528 $1,356,888,226

*Securities at cost                                                $15,172,607    $11,863,509 $1,352,748,057

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                                                         Growth
                                                                                Mutual     Utilities      Growth         Mutual
                                                                                 Fund        Stock        Stock           Fund
                                                                              Portfolio    Portfolio    Portfolio      Portfolio*
Net Investment Income
    Interest                                                                 $3,036,569      $12,750     $154,316        $43,664
    Dividends                                                                   193,257      269,733      316,324         16,496
Total Net Investment Income                                                   3,229,826      282,483      470,640         60,160

Expenses
    Investment advisor                                                          632,371       93,678      306,327         40,528
    Accounting                                                                   26,836       11,882       21,072          7,084
    Trustee                                                                      26,340        5,078       11,402          2,716
    Audit                                                                         6,554        7,058        7,562            682
    Custodian                                                                     7,864        2,570       14,767          1,699
    Legal                                                                         1,143        1,143        1,143            167
    Insurance                                                                       353           15           55             68
    Other                                                                         3,919        3,919        3,919            167
Total Expenses                                                                  705,380      125,343      366,247         53,111
Investment advisor fees waived                                                        0            0            0              0
Total Net Expenses                                                              705,380      125,343      366,247         53,111

Net Investment Income (Loss)                                                  2,524,446      157,140      104,393          7,049

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                          (6,580,650)           0     (258,025)        39,473
    Net realized gain (loss) from investment transactions and                   717,088    1,351,765    2,574,069     (2,953,097)
    distributions of realized gains by other investment companies
    Net change in unrealized appreciation (depreciation) of investments     (15,910,160)    (556,820)  (2,946,249)       213,615
Net Gain (Loss) on Investments                                              (21,773,722)     794,945     (630,205)    (2,700,009)

Net Increase (Decrease) in Net Assets Resulting from Operations            ($19,249,276)    $952,085    ($525,812)   ($2,692,960)

*  Operations commenced on February 29, 2000.


                                                                                  Aggressive
                                                                                    Growth                              Money
                                                                                 Mutual Fund           Bond             Market
                                                                                  Portfolio*        Portfolio         Portfolio
Net Investment Income
    Interest                                                                        $28,376          $364,683       $44,887,494
    Dividends                                                                        10,936                 0                 0
Total Net Investment Income                                                          39,312           364,683        44,887,494

Expenses
    Investment advisor                                                               37,795            24,488         1,912,928
    Accounting                                                                        6,720             8,636            92,102
    Trustee                                                                           2,716             3,991            16,890
    Audit                                                                               682             6,050             6,489
    Custodian                                                                         1,699             1,663            53,143
    Legal                                                                               167             1,143             1,181
    Insurance                                                                            68               101            69,622
    Other                                                                               167               138             3,713
Total Expenses                                                                       50,014            46,210         2,156,068
Investment advisor fees waived                                                            0           (19,116)         (807,397)
Total Net Expenses                                                                   50,014            27,094         1,348,671

Net Investment Income (Loss)                                                        (10,702)          337,589        43,538,823

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                                  10,099            (6,424)                0
    Net realized gain (loss) from investment transactions and                    (3,881,316)          (73,865)                0
    distributions of realized gains by other investment companies
    Net change in unrealized appreciation (depreciation) of investments              42,170            75,952                 0
Net Gain (Loss) on Investments                                                   (3,829,047)           (4,337)                0

Net Increase (Decrease) in Net Assets Resulting from Operations                 ($3,839,749)         $333,252       $43,538,823

*  Operations commenced on February 29, 2000.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                        AND YEAR ENDED DECEMBER 31, 1999


                                                      MUTUAL FUND PORTFOLIO    UTILITIES STOCK PORTFOLIO    GROWTH STOCK PORTFOLIO

                                                      Six months                 Six months               Six months
                                                        ended        Year         ended       Year          ended          Year
                                                        6/30/00      ended       6/30/00      ended        6/30/00         ended
                                                      (unaudited)   12/31/99    (unaudited)  12/31/99    (unaudited)      12/31/99
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                       $2,524,446   $2,644,273    $157,140     $289,856      $104,393      $229,647
    Net realized gain (loss) from investments
      and futures contracts                            (5,863,562)  27,496,748   1,351,765    3,637,703     2,316,044     5,340,308
    Net change in unrealized appreciation
      (depreciation) of investments                   (15,910,160)  (5,909,917)   (556,820)  (1,322,044)   (2,946,249)    6,025,737
Net increase in net assets resulting from operations  (19,249,276)  24,231,104     952,085    2,605,515      (525,812)   11,595,692
Transactions of Investors' Beneficial Interests
                                  Contributions        24,570,426   67,402,736   5,508,339   11,399,891    20,298,281   105,405,498
                                  Withdrawals         (35,569,903) (53,900,433) (4,642,398)  (9,173,858)  (18,441,223) (102,951,461)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests     (10,999,477)  13,502,303     865,941    2,226,033     1,857,058     2,454,037

Total Increase (Decrease) in Net Assets               (30,248,753)  37,733,407   1,818,026    4,831,548     1,331,246    14,049,729

Net Assets - Beginning of Period                      178,541,094  140,807,687  18,051,093   13,219,545    65,217,472    51,167,743

Net Assets - End of Period                           $148,292,341 $178,541,094 $19,869,119  $18,051,093   $66,548,718   $65,217,472

*  Date of commencement of operations.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                        AND YEAR ENDED DECEMBER 31, 1999


                                                 GROWTH      AGGRESSIVE
                                                 MUTUAL       GROWTH
                                                  FUND       MUTUAL FUND
                                                 PORTFOLIO   PORTFOLIO       BOND PORTFOLIO            MONEY MARKET PORTFOLIO

                                                 Period from Period from   Six months               Six months
                                                   2/29/00*   2/29/00*      ended       Year           ended           Year
                                                 to 6/30/00  to 6/30/00    6/30/00      ended         6/30/00          ended
                                                 (unaudited) (unaudited)  (unaudited)  12/31/99     (unaudited)       12/31/99
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                     $7,049    ($10,702)    $337,589    $539,910     $43,538,823     $59,927,411
    Net realized gain (loss) from investments
      and futures contracts                      (2,913,624) (3,871,217)     (80,289)   (476,427)              0               0
    Net change in unrealized appreciation
      (depreciation) of investments                 213,615      42,170       75,952      48,130               0               0
Net increase in net assets resulting from
  operations                                     (2,692,960) (3,839,749)     333,252     111,613      43,538,823      59,927,411
Transactions of Investors' Beneficial Interests
       Contributions                             20,410,281  20,461,376      698,508   2,870,096   3,324,388,039   6,273,721,231
       Withdrawals                                 (925,375) (1,419,137)  (1,254,090) (1,550,472) (3,115,235,238) (6,027,721,363)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                      19,484,906  19,042,239     (555,582)  1,319,624     209,152,801     245,999,868

Total Increase (Decrease) in Net Assets          16,791,946  15,202,490     (222,330)  1,431,237     252,691,624     305,927,279

Net Assets - Beginning of Period                          0           0   12,426,858  10,995,621   1,104,196,602     798,269,323

Net Assets - End of Period                      $16,791,946 $15,202,490  $12,204,528 $12,426,858  $1,356,888,226  $1,104,196,602

*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           Ratios/ Supplementary Data

MUTUAL FUND PORTFOLIO                              Six months           Year           Year          Year        Year         Year
                                                     ended             ended          ended         ended       ended        ended
                                                     6/30/00         12/31/99       12/31/98      12/31/97    12/31/96     12/31/95
                                                   (Unaudited)

Net assets, end of period ($000)                   $148,292          $178,541       $140,808      $144,533    $135,540     $122,109
Ratio of expenses to average net assets                0.85%(1)          0.86%          0.91%         0.89%       0.87%        0.95%
Ratio of net investment income to average net assets   3.06%(1)          1.69%          1.56%         2.08%       1.86%        1.26%
Portfolio turnover rate                              118.33%(2)        787.66%        128.31%       395.42%     297.41%      186.13%

(1) Annualized.
(2) Not annualized.


UTILITY STOCK PORTFOLIO                                Six months      Year       Year        Year         Year       Period from
                                                        ended          ended      ended       ended        ended      6/21/95* to
                                                       6/30/00        12/31/99   12/31/98    12/31/97     12/31/96     12/31/95
                                                      (Unaudited)

Net assets, end of period ($000)                       $19,869         $18,051    $13,220     $10,670       $7,964      $4,291
Ratio of expenses to average net assets                   1.34%(1)        1.35%      1.44%       1.60%        1.61%       2.32%(1)
Ratio of net investment income to average net assets      1.67%(1)        1.94%      1.73%       1.79%        2.24%       2.09%(1)
Ratio of expenses to average net assets                   1.34%(1)        1.35%      1.46%       1.65%        1.66%       2.40%(1)
  before directed brokerage payments
Ratio of net investment income to average net assets      1.67%(1)        1.94%      1.71%       1.74%        2.19%       2.01%(1)
  before directed brokerage payments
Portfolio turnover rate                                  24.56%(2)       69.20%     51.36%      41.22%       50.79%       5.06%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           Ratios/ Supplementary Data


GROWTH STOCK PORTFOLIO                                    Six months       Year         Year       Year        Year        Year
                                                            ended          ended        ended      ended       ended       ended
                                                            6/30/00       12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
                                                          (Unaudited)

Net assets, end of period ($000)                           $66,549         $65,217     $51,168     $33,394     $24,414     $24,537
Ratio of expenses to average net assets                       1.13%(1)        1.15%       1.25%       1.34%       1.24%       1.25%
Ratio of net investment income to average net assets          0.32%(1)        0.39%       0.77%       0.83%       2.33%       3.78%
Ratio of expenses to average net assets before                1.13%(1)        1.16%       1.26%       1.34%       1.24%       1.25%
waiver of fees and/or directed brokerage payments
Ratio of net investment income to average net assets          0.32%(1)        0.38%       0.76%       0.83%       2.33%       3.78%
before waiver of fees and/or directed brokerage payments
Portfolio turnover rate                                      27.10%(2)       51.22%      79.98%     129.79%      81.66%     337.57%

(1) Annualized.
(2) Not annualized.


GROWTH MUTUAL FUND PORTFOLIO                                   Period from
                                                            February 29, 2000*
                                                                   to
                                                              June 30, 2000
                                                                (Unaudited)

Net assets, end of period ($000)                                 $16,792
Ratio of expenses to average net assets                             0.98%(1)
Ratio of net investment income to average net assets                0.13%(1)
Portfolio turnover rate                                           182.22%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.


AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO                     Period from
                                                         February 29, 2000*
                                                                to
                                                           June 30, 2000
                                                            (Unaudited)

Net assets, end of period ($000)                             $15,202
Ratio of expenses to average net assets                         0.99%(1)
Ratio of net investment income (loss) to average net assets    -0.21%(1)
Portfolio turnover rate                                       161.19%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           Ratios/ Supplementary Data


BOND PORTFOLIO                                                Six months     Year        Year       Year        Year        Year
                                                                 ended       ended       ended      ended       ended       ended
                                                                6/30/00     12/31/99    12/31/98  12/31/97    12/31/96    12/31/95
                                                              (Unaudited)

Net assets, end of period ($000)                                $12,205      $12,427    $10,996    $16,909     $17,792     $16,066
Ratio of expenses to average net assets                            0.44%(1)     0.54%      0.57%      0.57%       0.61%       0.57%
Ratio of net investment income to average net assets               5.50%(1)     4.57%      4.97%      5.27%       4.99%       5.82%
Ratio of expenses to average net assets before waiver of fees      0.75%(1)     0.73%      0.73%      0.71%       0.68%       0.71%
Ratio of net investment income to average net assets               5.19%(1)     4.38%      4.81%      5.13%       4.92%       5.68%
  before waiver of fees
Portfolio turnover rate                                          144.89%(2)   352.23%    225.11%    375.64%     778.59%     232.34%

(1) Annualized.
(2) Not annualized.


MONEY MARKET PORTFOLIO                                  Six months       Year        Year       Year        Year        Year
                                                           ended         ended       ended      ended       ended       ended
                                                          6/30/00       12/31/99    12/31/98   12/31/97    12/31/96    12/31/95
                                                        (Unaudited)

Net assets, end of period ($000)                        $1,356,888     $1,104,197   $798,269   $587,019    $352,930    $256,126
Ratio of expenses to average net assets                     0.18%(1)       0.18%      0.18%      0.18%       0.19%       0.21%
Ratio of net investment income to average net assets        5.90%(1)       5.07%      5.39%      5.47%       5.34%       5.87%
Ratio of expenses to average net assets                     0.29%(1)       0.30%      0.30%      0.31%       0.33%       0.37%
  before waiver of fees
Ratio of net investment income to average net assets        5.79%(1)       4.95%      5.27%      5.34%       5.20%       5.70%
  before waiver of fees

(1) Annualized.

See accompanying notes to financial statements.

MUTUAL FUND PORTFOLIO, UTILITIES STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO, GROWTH MUTUAL FUND PORTFOLIO, AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO, BOND PORTFOLIO, MONEY MARKET PORTFOLIO

                          Notes to Financial Statements
                                  June 30, 2000
                                   (Unaudited)

1.   ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-ended management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio seek capital growth or appreciation, without regard to current income, by investing in mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants).

     The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

     The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the six months ended June 30, 2000, the Portfolios had the following activity in futures contracts:

LONG CONTRACTS
                                         NUMBER OF CONTRACTS   NOTIONAL AMOUNT

Mutual Fund Portfolio:
  Outstanding, beginning of year                      ---               $---
  Contracts opened                                    671        239,497,125
  Contracts closed                                   (626)      (222,981,000)
  Outstanding, end of period                           45        $16,516,125
======================================== =================== ===================
Growth Stock Portfolio:
  Outstanding, beginning of year                       10         $3,610,500
  Contracts opened                                     56         20,346,200
  Contracts closed                                    (52)       (18,818,350)
  Outstanding, end of period                           14         $5,138,350
======================================== =================== ===================
Growth Mutual Fund Portfolio:
  Outstanding, beginning of year                      ---               $---
  Contracts opened                                     30          9,780,475
  Contracts closed                                    (16)        (4,642,125)
  Outstanding, end of period                           14         $5,138,350
======================================== =================== ===================
Aggressive Growth Mutual Fund Portfolio:
  Outstanding, beginning of year                      ---               $---
  Contracts opened                                     19          6,061,700
  Contracts closed                                    (10)        (2,758,475)
  Outstanding, end of period                            9         $3,303,225
======================================== =================== ===================
Bond Portfolio:
  Outstanding, beginning of year                      ---               $---
  Contracts opened                                     35          3,406,344
  Contracts closed                                    (18)        (1,732,115)
  Outstanding, end of period                           17         $1,674,229
======================================== =================== ===================

LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets. Growth Mutual Fund Portfolio and Aggressive Growth Mutual Fund Portfolio, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million. Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2000, MAM voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

         a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

         b.       $7,500 for each Portfolio, except
                  $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                PURCHASES                SALES

Mutual Fund Portfolio                  $114,612,362            $219,613,844
Utilities Stock Portfolio                 4,669,173               4,460,736
Growth Stock Portfolio                   16,143,218              16,417,060
Growth Mutual Fund Portfolio             34,008,853              24,190,963
Aggressive Growth Mutual Fund            35,148,957              21,327,712
Portfolio
Bond Portfolio                           20,126,235              10,078,784


As of June 30, 2000, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

PORTFOLIO                      COST BASIS OF     UNREALIZED      UNREALIZED   NET UNREALIZED
                                INVESTMENTS     APPRECIATION    DEPRECIATION   APPRECIATION
                                                                              (DEPRECIATION)

Mutual Fund Portfolio         $147,290,745       $1,288,002       ($678,248)      $609,754
Utilities Stock Portfolio       18,525,515        2,631,635      (1,293,235)     1,338,400
Growth Stock Portfolio          53,084,239       17,778,144      (4,260,622)    13,517,522
Growth Mutual Fund Portfolio    16,591,510          433,343        (219,728)       213,615
Aggressive Growth Mutual        15,172,607          331,745        (289,575)        42,170
Fund Portfolio
Bond Portfolio                  11,863,509           68,221             ---         68,221
Money Market Portfolio        1,352,748,057             ---             ---            ---

                         MANAGER AND INVESTMENT ADVISOR
                          Meeder Asset Management, Inc.
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISOR/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISOR/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                          Firstar Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215

THE FLEX-FUNDS
P.O. Box 7177, Dublin, OH 43017